January 10, 2007


                      SUMMIT MUTUAL FUNDS, INC.
------------------------------------------------------------

Summit Mutual Funds, Inc. is a mutual fund with twenty-one separate Portfolios, each with its own investment objective. We cannot assure you that any Portfolio will meet its objective. This Prospectus offers five of the fourteen Portfolios within the SUMMIT PINNACLE SERIES. Their investment objectives are:

     THE INFLATION PROTECTED PLUS PORTFOLIO seeks to maximize real levels of current income consistent with reasonable investment risk, by investing primarily in inflation-indexed fixed-income securities.

     THE LIFESTYLE ETF MARKET STRATEGY TARGET PORTFOLIO seeks primarily to provide capital growth and secondarily investment income by investing primarily in a portfolio of various exchange traded funds (ETFs) representing different market exposures.

     THE LIFESTYLE ETF MARKET STRATEGY CONSERVATIVE PORTFOLIO seeks primarily to provide capital growth and secondarily investment income, while managing risk levels to a more conservative level as compared to the Lifestyle ETF Market Strategy Target Portfolio, by investing primarily in a portfolio of various exchange traded funds (ETFs) representing different market exposures.

     THE LIFESTYLE ETF MARKET STRATEGY AGGRESSIVE PORTFOLIO seeks primarily to provide capital growth and secondarily investment income, while managing risk levels to a more aggressive level as compared to the Lifestyle ETF Market Strategy Target Portfolio, by investing primarily in a portfolio of exchange traded funds (ETFs) representing different market exposures.

     THE NATURAL RESOURCES PORTFOLIO seeks primarily to provide capital growth, consistent with appropriate risk levels by investing primarily in a portfolio of various exchange traded funds (ETFs) and exchange traded notes (ETNs) representing different natural resources exposures.



THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE ALLOCATING YOUR CONTRACT VALUES TO ANY OF THE PORTFOLIOS. IT
SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT'S
PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. WE
SUGGEST THAT YOU READ THIS PROSPECTUS AND KEEP IT FOR FUTURE
REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SMFI 514 PINNACLE 1-07



TABLE OF CONTENTS


INTRODUCTION TO THE FUND. . . . . . . . . . . . . . . . . 3
PORTFOLIO PROFILES. . . . . . . . . . . . . . . . . . . . 3
  INFLATION PROTECTED PLUS PORTFOLIO. . . . . . . . . . . 3
  LIFESTYLE ETF MARKET STRATEGY TARGET PORTFOLIO. . . . . 5
  LIFESTYLE ETF MARKET STRATEGY CONSERVATIVE PORTFOLIO. . 8
  LIFESTYLE ETF MARKET STRATEGY AGGRESSIVE PORTFOLIO. . .11
  NATURAL RESOURCES ETF PORTFOLIOO. . . . . . . . . . . .13
PORTFOLIO OPERATING EXPENSES. . . . . . . . . . . . . . .15
OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS . . . . .16
  FOREIGN SECURITIES. . . . . . . . . . . . . . . . . . .16
  INFLATION-PROTECTED SECURITIES. . . . . . . . . . . . .17
  HIGH YIELD BONDS. . . . . . . . . . . . . . . . . . . .17
  REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . .17
  REVERSE REPURCHASE AGREEMENTS . . . . . . . . . . . . .18
  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. . .18
  OPTIONS ON SECURITIES INDEXES . . . . . . . . . . . . .19
  COLLATERALIZED MORTGAGE OBLIGATIONS . . . . . . . . . .19
  LENDING PORTFOLIO SECURITIES. . . . . . . . . . . . . .19
  ASSET-BACKED AND MORTGAGE-BACKED SECURITIES . . . . . .20
  STRUCTURED NOTES. . . . . . . . . . . . . . . . . . . .20
  ACQUIRED FUNDS AND NOTES. . . . . . . . . . . . . . . .21
  MIXED AND SHARED FUNDING. . . . . . . . . . . . . . . .21
  OTHER INFORMATION . . . . . . . . . . . . . . . . . . .21
FUND MANAGEMENT . . . . . . . . . . . . . . . . . . . . .22
  INVESTMENT ADVISER. . . . . . . . . . . . . . . . . . .22
  ADVISORY FEE. . . . . . . . . . . . . . . . . . . . . .22
  OTHER MARKETING AND SERVICE ARRANGEMENTS. . . . . . . .23
SHAREHOLDER INFORMATION . . . . . . . . . . . . . . . . .23
  CAPITAL STOCK . . . . . . . . . . . . . . . . . . . . .23
  PURCHASING AND REDEEMING SHARES . . . . . . . . . . . .23
  VALUATION OF PORTFOLIO SHARES . . . . . . . . . . . . .23
  DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS . . . . . . .23
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . .24
EXCESSIVE TRADING . . . . . . . . . . . . . . . . . . . .24
FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . .26
APPENDIX A:  RATINGS. . . . . . . . . . . . . . . . . . .27

                    INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of five of the Portfolios within the Summit Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"), each of which is advised by Summit Investment Partners, Inc. (the "Adviser"). The Portfolios are mutual funds used as investment options for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolios directly, you can instruct your insurance company, subject to certain limitations, how to allocate your contract's values among the Portfolios. Each Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy and risks. Investors should be aware that the investments made by a Portfolio and the results achieved by a Portfolio at any given time are not expected to be the same as those made by other mutual funds managed by the Adviser or a subadviser acting as investment adviser, including mutual funds with names, investment objectives and policies similar to the Portfolio. More detailed information about the Portfolios' investment policies and strategies is provided after the Profiles, along with information about Portfolio expenses, share pricing and other information for each Portfolio.

                        PORTFOLIO PROFILES

INFLATION PROTECTED PLUS PORTFOLIO

Investment Objective
The Inflation Protected Plus Portfolio seeks to maximize real levels of current income consistent with reasonable investment risk, by investing primarily in inflation adjusted fixed income securities.

Investment Strategies
The Inflation Protected Plus Portfolio seeks to achieve its objective by investing under normal circumstances at least 80% of the value of its assets in inflation protected fixed income securities. These securities will normally be U.S. dollar denominated and with a focus on securities issued by the U.S. Government, its agencies and instrumentalities, as well as other entities such as foreign governments or corporations. Inflation protected or adjusted fixed income securities are structured to provide protection against inflation by adjusting the value of the bond's principal or the interest income paid based on changes in the official inflation measures reported by the United States Bureau of Labor Statistics. Foreign inflation protected securities are adjusted using a comparable statistic issued by the respective government.

Up to 20% of the Inflation Protected Plus Portfolio's total assets may be invested in fixed income securities that are not inflation indexed, including unrated or below investment-grade bonds ("high yield" or "junk" bonds), convertible debt securities, convertible preferred and preferred stocks, or other securities.

The Portfolio generally will not directly purchase common stocks. However, it may retain up to 10% of the value of its total assets in common stocks acquired by conversion of fixed income securities or by exercise of warrants attached thereto. The Portfolio may invest in U.S. Treasury futures contracts, write covered call options on U.S. Treasury Securities and buy or sell options on futures contracts for such securities. A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in Appendix A: Ratings - Corporate Bond Ratings.

In order to preserve capital during periods of significant uncertainty, the Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

   o Interest Rate Risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. Since the Portfolio maintains an intermediate-term weighted average life, the interest rate risk of the Portfolio is generally expected to be moderate.

   o Credit Risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative effect on the market value of that security.

       The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be high, although certain individual securities held in the Portfolio may have substantial credit risk. The
       Portfolio may invest up to 20% of securities rated below investment grade. Securities rated below investment grade generally have substantially more credit risk than securities rated investment grade. Securities rated below investment grade are defined as having a rating below Baa by Moody's and below BBB by Standard & Poor's (See Appendix A: Ratings - Corporate Bond Ratings).

   o Temporary defensive risk: The Portfolio may execute its temporary investment strategy during periods of uncertainty. The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its long-term objective.

   o Foreign Investment risk: Foreign markets may exhibit periods of higher volatility than those in the United States. Trading in many foreign markets can be more difficult, and costly, than trading in the United States. Taxes can also be imposed by foreign governments.

       Foreign governments have occasionally limited the outflows of capital or profits to investors abroad, and political developments may impact the prices of foreign securities.

       Financial reporting and accounting standards for companies in many foreign markets differ from those of the United
       States and may present an incomplete picture of a foreign company.

       On the whole, foreign markets are smaller and less liquid than the U.S. markets. Securities that trade infrequently, or in lower volumes, can be more difficult or costly to buy or sell. Relatively small transactions can have a disproportionately large affect on the price of securities. In some situations, it may be impossible to sell the security in an orderly fashion.

       In many foreign jurisdictions there is less government regulation of securities markets, companies, and securities than domestically. The resulting lack of full disclosure and conformity to standards can cause uncertainty and generally increases risks in foreign investing.

   o Income Risk: Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Also during periods of deflation, the income on inflation adjusted securities could decline. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio maintains an intermediate average maturity and is actively traded. Therefore, income risk is generally expected to be moderate to high.

   o Prepayment Risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the Portfolio Manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and currently callable bonds is generally expected to be low to moderate. Therefore, the prepayment risk of the Portfolio is generally expected to be low to moderate. Other factors, including interest rate risk and credit risk, can cause fluctuation in bond prices.

   o Derivatives risk: The Portfolio may invest in fixed income futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives to gain exposure to the market or to modify the characteristics of the Portfolio without instilling leverage. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

       The Portfolio also may invest in convertible debt securities or convertible preferred stocks. These securities have features of the underlying common stock as well as aspects of the primary fixed income or preferred stock security.
       The principal risks associated with convertible securities are the interest rate risk and credit risk associated with the fixed income portion of the security and the market risk of the underlying equity position.

Bar Chart and Performance Table
Since this is a new Portfolio, there is no bar chart or performance table. LIFESTYLE ETF MARKET STRATEGY TARGET PORTFOLIO

Investment Objective
The Lifestyle ETF Market Strategy Target Portfolio seeks primarily to provide capital growth and secondarily investment income by investing primarily in a portfolio of various exchange traded funds (ETFs) representing different market exposures.

Investment Strategies
The Portfolio is a "fund of funds" that pursues its investment objective through asset allocation and fund selection. Under normal market conditions, substantially all of the value of the Portfolio's total assets will be invested in exchange traded mutual funds (ETFs) and U.S. Treasury Bills. An ETF is a type of investment company whose investment objective is to match the returns of a particular market index. ETFs are traded on a securities exchange (such as the American Stock Exchange) at prices quoted by the exchange throughout its trading day. The Portfolio generally expects to invest in ETF shares that are traded on an exchange (as opposed to creation units that are formed by contributing a basket of securities comprising the related index to the ETF manager). Consequently the Portfolio will incur trading costs such as brokerage commissions that will lower the total return performance of the Portfolio.

The Portfolio expects to invest in seven to ten ETFs with at least one ETF utilized for the planned exposure to each market sector. The ETFs in which the Portfolio invests will include, but are not limited to, those whose investment objectives are to match the following market sectors and indices:

        Market Sector                     Index
                     DOMESTIC STOCKS
Large Capitalization Value    S&P 500/Citigroup Value Index
Large Capitalization Growth   S&P 500/Citigroup Growth Index
Mid Capitalization                  S&P MidCap 400 Index
Small Capitalization                Russell 2000 Index
                     INTERNATIONAL STOCKS
Developed Market              Morgan Stanley Capital International EAFE Index
                   FIXED INCOME SECURITIES
Investment Grade              Lehman Brothers Aggregate Bond Index
High Yield                    Merrill Lynch Master II High Yield Index

The percentage allocation to each of these sectors will depend on the Adviser's evaluation of market conditions for domestic and foreign equity and fixed income marketplaces. The Adviser may also allocate a portion of the assets to common stocks, futures contracts or other types of investment companies, such as open-end mutual funds, unit investment trusts, closed-end mutual funds, grantor trusts, and REITS - real estate investment trusts (collectively with ETFs, the "Acquired Funds"). Under normal market conditions, the Adviser expects to allocate investments in the following target ranges:

                                Minimum        Maximum
Asset Class                    Allocation     Allocation
-----------                    ----------     ----------
Domestic Stocks                   45%            65%
International Stocks              10%            20%
Fixed Income Securities           15%            35%
Cash and cash equivalents          0%            10%

The Adviser intends to dynamically manage the allocation by reviewing, on an on-going basis, the makeup of the portfolio and current market conditions. The sector weightings in each asset class will change based on the Adviser's analysis and consideration of many factors, including but not limited to current economic conditions, market conditions for each sector, expected future returns of each sector, and volatility and risk in the marketplace. The portfolio management team draws on each member's background and experience when setting or changing the sector allocation of the Fund.

The Portfolio's risk will fluctuate depending on the Adviser's allocation of portfolio assets in various ETF funds and the resulting relative exposure to various investment asset classes and sectors. In general, equity securities exhibit greater volatility, or risk, over time than debt securities and money market securities. Therefore, funds with high equity weightings generally exhibit more volatility over time than funds with higher allocations to fixed income securities. Over the long-term for a complete market cycle, it is expected that on average approximately 60% of the Portfolio's assets will be invested in ETFs that track domestic and international equity markets. At the same time, the Portfolio will invest a substantial percentage in ETFs that track fixed income markets. Therefore, the value of your investment will fluctuate in response to both equity and fixed income market movements.

The Adviser believes that a 60% exposure to equities is an appropriate target for long-term investors seeking a strategy that provides sufficient exposure (greater than 50%) to equities that enhances the opportunity for higher long-term returns traditionally available in the equity markets, but also provides the mitigating risk impact of a large exposure to fixed income securities. Therefore, the Portfolio will have more long-term equity exposure than the Lifestyle ETF Market Strategy Conservative Portfolio but less long-term equity exposure than the Lifestyle ETF Market Strategy Aggressive Portfolio.

A shareholder in the Portfolio could invest directly in these ETFs and not incur the direct operating expenses of the Portfolio; although they would incur the cost of the underlying ETFs, including any brokerage commissions. The objective of the Portfolio is for the shareholder to benefit from the manager's evaluation of the market and allocation of the basket of ETFs.

The Portfolio will treat each ETF as an investment company for purposes of determining diversification requirements of Section 5 of the Investment Company Act of 1940. Based on the broad-based index ETFs that will be included in the Portfolio, the Portfolio will be a diversified fund.

The Portfolio normally will allocate a portion of its assets in ETFs comprised of fixed income securities rated below investment grade.
Securities rated below investment grade are defined as having a rating below Baa by Moody's and below BBB by Standard & Poor's (See Appendix A: Ratings - Corporate Bond Ratings).

Absent an ETF that meets the Portfolio's objectives, the Portfolio will allocate this portion to a different type of Acquired Fund with similar objectives, including the High Yield Bond Fund of Summit Mutual Funds, Inc.

In order to preserve capital during periods of significant uncertainty, the Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents.


Primary Risks
The Portfolio's primary risks include:

   o Fund of Funds and ETF Risk: Because the Portfolio invests primarily in ETFs, the value of your investment will fluctuate in response to the performance of the ETFs. In addition, investing through the Portfolio in ETFs involves additional expenses that would not arise if you invested directly in the ETFs that the Portfolio owns. By investing indirectly in ETFs through the Portfolio, you will bear not only your proportionate share of the Portfolio's expenses (including operating costs, investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the ETFs. Additionally, the Portfolio will incur trading costs such as brokerage commissions that will lower the total return performance.

   o Market risk: The Portfolio's total return, like stock and bond prices generally, will fluctuate within a wide range in response to market trends, so a share of the Portfolio could drop in value over short or even long periods. Investment markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio will generally be comprised of an allocation of ETFs that invest in various investment classes and market sectors. If the Adviser does not accurately predict changing market conditions and other economic factors, the Portfolio's assets might be allocated in a manner that is disadvantageous. As with any mutual fund, loss of money is a risk of investing in the Portfolio.

   o Correlation risk: Because the Portfolio has expenses, and the underlying ETFs also have expenses, the Portfolio may be unable to replicate precisely the performance of the underlying indices represented by the basket of ETFs. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the underlying indices' results.

   o Derivatives risk: The Portfolio may invest in stock and bond futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exaggerate gains or losses. The Portfolio will invest in derivatives to gain exposure to various markets or to change the characteristics of the portfolio without instilling leverage. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

   o Indexing risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the ETFs and the underlying companies comprising them whose securities make up the ETFs' benchmark indices, the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of an index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of an index. In addition, because each of these ETFs seeks to track the performance of its benchmark index, each adviser will pursue this investment objective regardless of the investment performance of the benchmark index and without regard to the availability of potentially more attractive investments, subject to each such ETF's temporary defensive investment authority.

   o Foreign Investment risk: Foreign markets may exhibit periods of higher volatility than those in the United States. Trading on many foreign exchanges can be more difficult, and costly, than trading in the United States. Taxes can also be imposed by foreign governments.

       Foreign governments have occasionally limited the outflows of capital or profits to investors abroad, and political developments may impact the prices of foreign securities.

       Financial reporting and accounting standards for companies in many foreign markets differ from those of the United
       States and may present an incomplete picture of a foreign company.

       Generally, foreign exchanges are smaller and less liquid than the U.S. markets. Stocks that trade infrequently, or in lower volumes, can be more difficult or costly to buy or sell. Relatively small transactions can have a disproportionately large affect on the price of stocks. In some situations, it may be impossible to sell a stock in an orderly fashion.

       In many foreign jurisdictions, there is less government regulation of securities markets, companies, and securities than domestically. The resulting lack of full disclosure and conformity to standards can cause uncertainty and and generally increases risks in foreign investments.

   o Temporary defensive risk: The Portfolio may execute its temporary investment strategy during periods of uncertainty. The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from the loss of a large client.
       The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its long-term objective.

   o Interest Rate Risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. Since the Portfolio will invest in ETFs that maintain an intermediate-term weighted average life, the interest rate risk of the Portfolio is generally expected to be moderate.

   o Credit Risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by an underlying ETF in the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative effect on the market value of that security.

       The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be high, and therefore the credit risk generally should be low. However, certain individual securities (including investment grade fixed income securities) held in the portfolio or by an ETF may have substantial credit risk and their credit quality may be downgraded or the issue could default unexpectedly, resulting in a loss of value to the Portfolio.

   o High Yield Risk: The Portfolio normally will allocate a portion of its assets in ETFs comprised of fixed income securities rated below investment grade. These securities have a greater degree of credit risk than investment grade securities. Securities rated below investment grade are defined as having a rating below Baa by Moody's and below BBB by Standard & Poor's (See Appendix A: Ratings - Corporate Bond Ratings).

Bar Chart and Performance Table
Since this is a new Fund, there is no bar chart or performance table.

LIFESTYLE ETF MARKET STRATEGY CONSERVATIVE PORTFOLIO

Investment Objective
The Lifestyle ETF Market Strategy Conservative Portfolio seeks primarily to provide capital growth and secondarily investment income, while managing risk levels to a more conservative level as compared to the Lifestyle ETF Market Strategy Target Portfolio, by investing primarily in a portfolio of various exchange traded funds (ETFs) representing different market exposures.

Investment Strategies
The Portfolio is a "fund of funds" that pursues its investment objective through asset allocation and fund selection. Under normal market conditions, substantially all of the value of the Portfolio's total assets will be invested in exchange traded mutual funds (ETFs) and U.S. Treasury Bills. An ETF is a type of an investment company whose investment objective is to match the returns of a particular market index. ETFs are traded on a securities exchange (such as the American Stock Exchange) at prices quoted by the exchange throughout its trading day. The Portfolio generally expects to invest in ETF shares that are traded on an exchange (as opposed to creation units that are formed by contributing a basket of securities comprising the related index to the ETF manager). Consequently the Portfolio will incur trading costs such as brokerage commissions that will lower the total return performance of the Portfolio. The Portfolio expects to invest in seven to ten ETFs with at least one ETF utilized for the planned exposure to each market sector. The ETFs in which the Portfolio invests will initially include, but are not limited to, those whose investment objectives are to match the following market sectors and indices:

    Market Sector                          Index
                    DOMESTIC STOCKS
Large Capitalization Value     S&P 500/Citigroup Value Index
Large Capitalization Growth    S&P 500/Citigroup Growth Index
Mid Capitalization             S&P MidCap 400 Index
Small Capitalization           Russell 2000 Index
                  INTERNATIONAL STOCKS
Developed Market               Morgan Stanley Capital International EAFE
Index
                 FIXED INCOME SECURITIES
Investment Grade               Lehman Brothers Aggregate Bond Index
High Yield                     Merrill Lynch Master II High Yield Index

The Adviser intends to dynamically manage the allocation by reviewing, on an on-going basis, the makeup of the portfolio and current market conditions. The sector weightings in each asset class will change based on the Adviser's analysis and consideration of many factors, including but not limited to current economic conditions, market conditions for each sector, expected future returns of each sector, and volatility and risk in the marketplace. The portfolio management team draws on each member's background and experience when setting or changing the sector allocation of the Fund.

The percentage allocation to each of these sectors will depend on the Adviser's evaluation of market conditions for domestic and foreign equity and fixed income marketplaces. The Adviser may also allocate a portion of the assets to common stocks, futures contracts or other types of investment companies, such as open-end mutual funds, unit investment trusts, closed-end mutual funds, grantor trusts, and REITS - real estate investment trusts (collectively with ETFs, the "Acquired Funds"). Under normal market conditions, the Adviser expects to allocate investments in the following target ranges:

                               Minimum              Maximum
Asset Class                   Allocation           Allocation
-----------                   ----------           ----------
Domestic Stocks                   20%                 50%
International Stocks               5%                 15%
Fixed Income Securities           30%                 70%
Cash and cash equivalents          5%                 20%

Over the long-term for a complete market cycle, the Portfolio's equity exposure will average approximately 40% of the Portfolio's assets. During the same period, the Portfolio will invest a substantial percentage in ETFs that track fixed income markets. Therefore, the value of your investment will fluctuate in response to both equity and fixed income market movements. The Portfolio's risk will fluctuate depending on the Adviser's allocation of portfolio assets in various ETF funds and the resulting relative exposure to various investment asset classes and sectors. In general, equity securities exhibit greater volatility, or risk, over time than debt securities and money market securities. Therefore, funds with high equity weightings generally exhibit more volatility over time than funds with higher allocations to fixed income securities.

Compared to the 60% long-term average equity exposure expected for the Lifestyle ETF Market Strategy Target Portfolio and the 80% long-term average equity exposure for the Lifestyle ETF Market Strategy Aggressive Portfolio, the lower exposure to equity sectors and the higher exposure to fixed income sectors will provide the opportunity for the Adviser to manage the relative risk level of the Portfolio to a more conservative level over the long term.

A shareholder in the Portfolio could invest directly in these ETFs and not incur the direct operating expenses of the Portfolio; although they would incur the cost of the underlying ETFs, including any brokerage commissions. The objective of the Portfolio is for the shareholder to benefit from the manager's evaluation of the market and allocation of the basket of ETFs.

The Portfolio will treat each ETF as an investment company for purposes of determining diversification requirements of Section 5 of the Investment Company Act of 1940. Based on the broad-based index ETFs that will be included in the Portfolio, the Portfolio will be a diversified fund.

The Portfolio normally will allocate a portion of its assets in ETFs comprised of fixed income securities rated below investment grade.
Securities rated below investment grade are defined as having a rating below Baa by Moody's and below BBB by Standard & Poor's (See Appendix A: Ratings - Corporate Bond Ratings).

Absent an ETF that meets the Portfolio's objectives, the Portfolio will allocate this portion to a different type of Acquired Fund with similar objectives, including the High Yield Bond Fund of Summit Mutual Funds, Inc.

In order to preserve capital during periods of significant uncertainty, the Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents.

Primary Risks
The Portfolio's primary risks include:

   o Fund of Funds and ETF Risk: Because the Portfolio invests primarily in ETFs, the value of your investment will fluctuate in response to the performance of the ETFs. In addition, investing through the Portfolio in ETFs involves additional expenses that would not arise if you invested directly in the ETFs that the Portfolio owns. By investing indirectly in ETFs through the Portfolio, you will bear not only your proportionate share of the Portfolio's expenses (including operating costs, investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the ETFs, including any commissions.
       Additionally, the Portfolio will incur trading costs such as brokerage commissions that wi lower the total return performance.


   o Market risk: The Portfolio's total return, like stock and bond prices generally, will fluctuate within a wide range in response to market trends, so a share of the Portfolio could drop in value over short or even long periods. Investment markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio will generally be comprised of an allocation of ETFs that invest in various investment classes and market sectors. If the Adviser does not accurately predict changing market conditions and other economic factors, the Portfolio's assets might be allocated in a manner that is disadvantageous. As with any mutual fund, loss of money is a risk of investing in the Portfolio. Since the Portfolio plans to have a lower exposure to equity market sectors than the Lifestyle ETF Market Strategy Target Portfolio, it is expected that the Portfolio will have lower relative market risk.

   o Correlation risk: Because the Portfolio has expenses, and the underlying ETFs also have expenses, the Portfolio may be unable to replicate precisely the performance of the underlying indices represented by the basket of ETFs. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the underlying indices' results.

   o Derivatives risk: The Portfolio may invest in stock and bond futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exaggerate gains or losses. The Portfolio will invest in derivatives to gain exposure to various markets or to change the characteristics of the portfolio without instilling leverage. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

   o Indexing risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the ETFs and the underlying companies comprising them whose securities make up the ETFs' benchmark indices, the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of an index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of an index. In addition, because each of these ETFs seeks to track the performance of its benchmark index, each adviser will pursue this investment objective regardless of the investment performance of the benchmark index and without regard to the availability of potentially more attractive investments, subject to each such ETF's temporary defensive investment authority.

   o Foreign Investment risk: Foreign markets may exhibit periods of higher volatility than those in the United States. Trading on many foreign exchanges can be more difficult, and costly, than trading in the United States. Taxes can also be imposed by foreign governments.

       Foreign governments have occasionally limited the outflows of capital or profits to investors abroad, and political developments may impact the prices of foreign securities.

       Financial reporting and accounting standards for companies in many foreign markets differ from those of the United
       States and may present an incomplete picture of a foreign company.

       Generally, foreign exchanges are smaller and less liquid than the U.S. markets. Stocks that trade infrequently, or in lower volumes, can be more difficult or costly to buy or sell. Relatively small transactions can have a disproportionately large affect on the price of stocks. In some situations, it may be impossible to sell a stock in an orderly fashion.

       In many foreign jurisdictions, there is less government regulation of securities markets, companies, and securities than domestically. The resulting lack of full disclosure and conformity to standards can cause uncertainty and generally increases risks in foreign investing.

   o Temporary defensive risk: The Portfolio may execute its temporary investment strategy during periods of uncertainty. The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its long-term objective.

   o Interest Rate Risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. Since the Portfolio will invest in ETFs that maintain an intermediate-term weighted average life, the interest rate risk of the Portfolio is generally expected to be moderate. However, since the Portfolio plans to have a greater exposure to fixed income market sectors than the Lifestyle ETF Market Strategy Target Portfolio, it is expected that the Portfolio will have higher relative interest rate risk.

   o Credit Risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by an underlying ETF in the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative effect on the market value of that security.

       The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be high, and therefore the credit risk generally should be low. However, certain individual securities (including investment grade fixed income securities) held in the portfolio or by an ETF may have substantial credit risk and their credit quality may be downgraded or the issue could default unexpectedly, resulting in a loss of value to the Portfolio. Since the Portfolio plans to have a greater exposure to fixed income market sectors than the Lifestyle ETF Market Strategy Target Portfolio, it is expected that the Portfolio will have higher relative credit risk.

   o High Yield Risk: The Portfolio normally will invest a portion of its assets in ETFs comprised of fixed income securities rated below investment grade. These securities have a greater degree of credit risk than investment grade securities. Securities rated below investment grade are defined as having a rating below Baa by Moody's and below BBB by Standard & Poor's (See Appendix A: Ratings - Corporate Bond Ratings).

Bar Chart and Performance Table
Since this is a new Portfolio, there is no bar chart or performance table.

LIFESTYLE ETF MARKET STRATEGY AGGRESSIVE PORTFOLIO

Investment Objective
The Lifestyle ETF Market Strategy Aggressive Portfolio seeks primarily to provide capital growth and secondarily investment income, while managing risk levels to a more aggressive level as compared to the Lifestyle ETF Market Strategy Target Portfolio, by investing primarily in a portfolio of various exchange traded funds (ETFs) representing different market exposures.

Investment Strategies
The Portfolio is a "fund of funds" that pursues its investment objective through asset allocation and fund selection. Under normal market conditions, substantially all of the value of the Portfolio's total assets will be invested in exchange traded mutual funds (ETF) and U.S. Treasury Bills. An ETF is a type of an investment company whose investment objective is to match the returns of a particular market index. ETFs are traded on a securities exchange (such as the American Stock Exchange) at prices quoted by the exchange throughout its trading day. The Portfolio generally expects to invest in ETF shares that are traded on an exchange (as opposed to creation units that are formed by contributing a basket of securities comprising the related index to the ETF manager). Consequently the Portfolio will incur trading costs such as brokerage commissions that will lower the total return performance of the Portfolio. The Portfolio expects to invest in seven to ten ETFs with at least one ETF utilized for the planned exposure to each market sector. The ETFs in which the Portfolio invests will initially include, but are not limited to, those whose investment objectives are to match the following market sectors and indices:

       Market Sector                      Index
                    DOMESTIC STOCKS
Large Capitalization Value    S&P 500/Citigroup Value Index
Large Capitalization Growth   S&P 500/Citigroup Growth Index
Mid Capitalization            S&P MidCap 400 Index
Small Capitalization          Russell 2000 Index
                  INTERNATIONAL STOCKS
Developed Market              Morgan Stanley Capital International EAFE Index
                FIXED INCOME SECURITIES
Investment Grade              Lehman Brothers Aggregate Bond Index
High Yield                    Merrill Lynch Master II High Yield Index

The Adviser intends to dynamically manage the allocation by reviewing, on an on-going basis, the makeup of the portfolio and current market conditions. The sector weightings in each asset class will change based on the Adviser's analysis and consideration of many factors, including but not limited to current economic conditions, market conditions for each sector, expected future returns of each sector, and volatility and risk in the marketplace. The portfolio management team draws on each member's background and experience when setting or changing the sector allocation of the Fund.

The percentage allocation to each of these sectors will depend on the Adviser's evaluation of market conditions for domestic and foreign equity and fixed income marketplaces. The Adviser may also allocate a portion of the assets to common stocks, futures contracts or other types of investment companies, such as open-end mutual funds, unit investment trusts, closed-end mutual funds, grantor trusts, and REITS - real estate investment trusts (collectively with ETFs, the "Acquired Funds"). Under normal market conditions, the Adviser expects to allocate investments in the following target ranges:

                             Minimum       Maximum
Asset Class                 Allocation    Allocation
Domestic Stocks                50%            80%
International Stocks           10%            30%
Fixed Income Securities        10%            30%
Cash and cash equivalents       0%            10%

Over the long-term for a complete market cycle, the Portfolio's equity exposure will average approximately 80% of the Portfolio's assets. During the same period, the Portfolio will invest a moderate percentage in ETFs that track fixed income markets. Therefore, the value of your investment will fluctuate in response to both equity and fixed income market movements. The Portfolio's risk will fluctuate depending on the Adviser's allocation of portfolio assets in various ETF funds and the resulting relative exposure to various investment asset classes and sectors. In general, equity securities exhibit greater volatility, or risk, over time than debt securities and money market securities. Therefore, funds with high equity weightings generally exhibit more volatility over time than funds with higher allocations to fixed income securities.

Compared to the 60% long-term average equity exposure for the Lifestyle ETF Market Strategy Target Portfolio and the 40% long-term average equity exposure for the Lifestyle ETF Market Strategy Conservative Portfolio, the greater exposure to equity sectors and the lower exposure to fixed income sectors will provide the opportunity for the Adviser to manage the relative risk level of the Portfolio to a more aggressive level over the long term

A shareholder in the Portfolio could invest directly in these ETFs and not incur the direct operating expenses of the Portfolio; although they would incur the cost of the underlying ETFs, including any brokerage commissions. The objective of the Portfolio is for the shareholder to benefit from the manager's evaluation of the market and allocation of the basket of ETFs.

The Portfolio will treat each ETF as an investment company for purposes of determining diversification requirements of Section 5 of the Investment Company Act of 1940. Based on the broad-based index ETFs that will be included in the Portfolio, the Portfolio will be a diversified fund.

The Portfolio normally will allocate a portion of its assets in ETFs comprised of fixed income securities rated below investment grade.
Securities rated below investment grade are defined as having a rating below Baa by Moody's and below BBB by Standard & Poor's (See Appendix A: Ratings - Corporate Bond Ratings).

Absent an ETF that meets the Portfolio's objectives, the Portfolio will allocate this portion to a different type of Acquired Fund with similar objectives, including the High Yield Bond Fund of Summit Mutual Funds, Inc.

In order to preserve capital during periods of significant uncertainty, the Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents.

Primary Risks
The Portfolio's primary risks include:

   o Fund of Funds and ETF Risk: Because the Portfolio invests primarily in ETFs, the value of your investment will fluctuate in response to the performance of the ETFs. In addition, investing through the Portfolio in ETFs involves additional expenses that would not arise if you invested directly in the ETFs that the Portfolio owns. By investing indirectly in ETFs through the Portfolio, you will bear not only your proportionate share of the Portfolio's expenses (including operating costs, investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the ETFs, including any commissions. Additionally, the Portfolio will incur trading costs such as brokerage commissions that wi lower the total return performance.

   o Market risk: The Portfolio's total return, like stock and bond prices generally, will fluctuate within a wide range in response to market trends, so a share of the Portfolio could drop in value over short or even long periods. Investment markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio will generally be comprised of an allocation of ETFs that invest in various investment classes and market sectors.
       If the Adviser does not accurately predict changing market conditions and other economic factors, the Portfolio's assets might be allocated in a manner that is disadvantageous. As with any mutual fund, loss of money is a risk of investing in the Portfolio. Since the Portfolio plans to have a greater exposure to equity market sectors than the Lifestyle ETF Market Strategy Target Portfolio, it is expected that the Portfolio will have higher relative market risk.

   o Correlation risk: Because the Portfolio has expenses, and the underlying ETFs also have expenses, the Portfolio may be unable to replicate precisely the performance of the underlying indices represented by the basket of ETFs. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the underlying indices' results.

   o Derivatives risk: The Portfolio may invest in stock and bond futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exaggerate gains or losses. The Portfolio will invest in derivatives to gain exposure to various markets or to change the characteristics of the portfolio without instilling leverage. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

   o Indexing risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the ETFs and the underlying companies comprising them whose securities make up the ETFs' benchmark indices, the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of an index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of an index. In addition, because each of these ETFs seeks to track the performance of its benchmark index, each adviser will pursue this investment objective regardless of the investment performance of the benchmark index and without regard to the availability of potentially more attractive investments, subject to each such ETF's temporary defensive investment authority.

   o Foreign Investment risk: Foreign markets may exhibit periods of higher volatility than those in the United States. Trading on many foreign exchanges can be more difficult, and costly, than trading in the United States. Taxes can also be imposed by foreign governments.

       Foreign governments have occasionally limited the outflows of capital or profits to investors abroad, and political developments may impact the prices of foreign securities.

       Financial reporting and accounting standards for companies in many foreign markets differ from those of the United
       States and may present an incomplete picture of a foreign company.

       Generally, foreign exchanges are smaller and less liquid than the U.S. markets. Stocks that trade infrequently, or in lower volumes, can be more difficult or costly to buy or sell. Relatively small transactions can have a disproportionately large affect on the price of stocks.
       In some situations, it may be impossible to sell a stock in an orderly fashion.

       In many foreign jurisdictions there is less government regulation of securities markets, companies, and securities than domestically. The resulting lack of full disclosure and conformity to standards can cause uncertainty and generally increases risks in foreign investing.

   o Temporary defensive risk: The Portfolio may execute its temporary investment strategy during periods of uncertainty. The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its long-term objective.

   o Interest Rate Risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. Since the Portfolio will invest in ETFs that maintain an intermediate-term weighted average life, the interest rate risk of the Portfolio is generally expected to be moderate. However, since the Portfolio plans to have less exposure to fixed income market sectors than the Lifestyle ETF Market Strategy Target Portfolio, it is expected that the Portfolio will have lower relative interest rate risk.

   o Credit Risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by an underlying ETF in the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default.
       A default by the issuer of a security generally has a severe negative effect on the market value of that security.

       The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be high, and therefore the credit risk generally should be low.
       However, certain individual securities (including investment grade fixed income securities) held in the portfolio or by an ETF may have substantial credit risk and their credit quality may be downgraded or the issue could default unexpectedly, resulting in a loss of value to the Portfolio. Since the Portfolio plans to have less exposure to fixed income market sectors than the Lifestyle ETF Market Strategy Target
       Portfolio, it is expected that the Portfolio will have lower relative credit risk.

   o High Yield Risk: The Portfolio normally will invest a portion of its assets in ETFs comprised of fixed income securities rated below investment grade. These securities have a greater degree of credit risk than investment grade securities. Securities rated below investment grade are defined as having a rating below Baa by Moody's and below BBB by Standard & Poor's (See Appendix A: Ratings - Corporate Bond Ratings).

Bar Chart and Performance Table
Since this is a new Fund, there is no bar chart or performance table. NATURAL RESOURCES PORTFOLIO

Investment Objective
The Natural Resources Portfolio seeks primarily to provide capital growth, consistent with appropriate risk levels, by investing primarily in a portfolio of various exchange traded funds (ETFs) and exchange traded notes
(ETNs) representing different natural resources exposures.

Investment Strategies
Under normal circumstances, the Portfolio will invest substantially all of its assets in ETFs and ETNs, (the "Acquired Funds and Notes"). An ETF is a type of investment company whose investment objective is to match the returns of a particular market index. ETFs are traded on a securities exchange (such as the American Stock Exchange) at prices quoted by the exchange throughout its trading day. The Portfolio generally expects to invest in ETF shares that are traded on an exchange (as opposed to creation units that are formed by contributing a basket of securities comprising the related index to the ETF manager). Consequently the Portfolio will incur trading costs such as brokerage commissions that will lower the total return performance of the Portfolio.

An ETN is a debt security designed to provide investors access to the returns of various market benchmarks by linking the return of the security to the performance of a particular Index.

The Portfolio expects to invest in five to ten Acquired Funds and Notes that track the indices below:

Natural Resources Index or Commodity
------------------------------------
o   Deutsche Bank Liquid Commodity Index
o   Dow Jones - AIG Commodity Index
o   Morgan Stanley REIT Index
o   Morgan Stanley U.S. Investable Materials Index
o   Goldman Sachs Natural Resources Sector Index

The Portfolio selects Acquired Funds and Notes that track investments in securities of natural resources companies and associated businesses, including utilities (such as gas and water). The natural resources sector can include companies that own, produce, refine, process, transport and market natural resources and companies that provide related services. The sector includes, but is not limited to, commodities and industries such as integrated oil, oil and gas exploration, metal production. forest products, paper products, chemicals, building materials, coal, real estate and alternative energy sources.

In its selection of investments, the Portfolio seeks Acquired Funds and Notes whose underlying exposures appear to have the potential for above-average long term performance based on supply and demand of a resources and the state of the market. These may include Acquired Funds and Notes whose underlying exposures are expected to show above-average growth over the long term as well as those exposures that appear to be undervalued.

The Portfolio may sell or reduce an Acquired Fund or Note when, in the Advisor's opinion, there is a change in the macroeconomic outlook, technical deterioration of an underlying exposure, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere.

The Portfolio will treat each ETF as an investment company and each ETN as a security of the issuer for purposes of determining diversification requirements of Section 5 of the Investment Company Act of 1940. Based on the planned investments in the portfolio, the Portfolio will be a non-diversified fund.

In order to preserve capital during periods of significant uncertainty, the Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents.

Primary Risks
The Portfolio's risk will fluctuate depending on the Adviser's allocation of portfolio assets in various Acquired Funds and Notes and the resulting relative exposure to various natural resources.

The Portfolio's primary risks include:

   o Acquired Funds and Notes risk: Because the Portfolio invests primarily in ETFs and ETNs, the value of your investment will fluctuate in response to the performance of these Acquired
       Funds and Notes. In addition, investing through the Portfolio in Acquired Funds and Notes involves additional expenses that would not arise if you invested directly in the Acquired Funds and Notes that the Portfolio owns. By investing indirectly in ETFs and ETNs through the Portfolio, you will bear not only your proportionate share of the Portfolio's expenses (including operating costs, investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the Acquired Funds, including any commissions. Additionally, the Portfolio will incur trading costs such as brokerage commissions that will lower the total return performance.

   o Market risk: The Portfolio's total return, like those of the underlying securities, natural resources and commodities prices generally, will fluctuate within a wide range in response to market trends, so a share of the Portfolio could drop in value over short or even long periods. Natural resource and commodity markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Portfolio will generally be comprised of an allocation of Acquired
       Funds and Notes that invest in various securities, including: common stocks, fixed income securities, structured notes, futures contracts based on commodities, among others, and commodities. As with any mutual fund, loss of money is a risk of investing in the Portfolio.

   o Nondiversification risk: Under securities laws, the Portfolio is considered a "nondiversified investment company." The Portfolio is, however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to 50% of its total assets as of the end of each of the Portfolio's tax quarters (other regulated investment companies, including most ETFs, government securities and certain other investments are excluded from these limitations). Consequently, the Portfolio could be somewhat riskier than a more diversified fund because it has the ability to hold a larger position in a fewer number of securities, which makes the Portfolio more susceptible to a single economic, political or regulatory event. At any point in time, if following the investment strategy outlined above would put the Portfolio in jeopardy of failing to comply with the tax rules on diversification, the Portfolio intends to immediately alter its investment strategy to comply with the tax rules. Such alteration could include reducing investment exposure, pro-rata, to those investments causing the Portfolio to be in jeopardy of violating the tax rules.

   o Natural Resources risk: Natural Resources have historical low correlation to financial assets such as stocks and bonds. Correspondingly, their prices respond differently to financial market and economic conditions, although both are driven by the basic forces of supply and demand. However, because stocks and bonds are traded publicly on a secondary market, prices can quickly reflect forecasted earnings and future cash flows. Conversely, many factors may contribute to how natural resources prices respond to market events including warehousing and delivery constraints, changes in supply and demand dynamics, and a potential lack of fungibility. Other factors affecting natural resources prices include weather, agricultural, trade, fiscal, monetary and currency exchange processes, domestic and foreign political and economic events and policies, disease, pestilence, technological developments, and changes in interest rates.

   o Correlation risk: Because the Portfolio has expenses, and the Acquired Funds and Notes also have expenses the Portfolio may be unable to replicate precisely the performance of the underlying indices represented by the basket of Acquired Funds and Notes. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the underlying Indices' results.

   o Derivatives risk: The Portfolio may invest in commodities futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exaggerate gains or losses.
       The Portfolio will invest in derivatives solely to gain exposure to various markets. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

   o Indexing risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the Acquired Funds and Notes and the underlying companies comprising them whose securities make up the Acquired Funds and Notes' benchmark indices, the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of an index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of an index. In addition, because each of the Acquired Funds and Notes seeks to track the performance of its benchmark index, each adviser will pursue this investment objective regardless of the investment performance of the benchmark index and without regard to the availability of potentially more attractive investments, subject to each such Acquired Funds and Notes' temporary defensive investment authority.

   o Foreign Investment risk: Foreign markets may exhibit periods of higher volatility than those in the United States. Trading on many foreign exchanges can be more difficult, and costly, than trading in the United States. Taxes can also be imposed by foreign governments.

       Foreign governments have occasionally limited the outflows of capital or profits to investors abroad, and political developments may impact the prices of foreign securities.

       Financial reporting and accounting standards for companies in many foreign markets differ from those of the United
       States and may present an incomplete picture of a foreign company.

       Generally, foreign exchanges are smaller and less liquid than the U.S. markets. Stocks that trade infrequently, or in lower volumes, can be more difficult or costly to buy or sell. Relatively small transactions can have a disproportionately large affect on the price of stocks. In some situations, it may be impossible to sell a stock in an orderly fashion.

       In many foreign jurisdictions there is less government regulation of securities markets, companies, and securities than domestically. The resulting lack of full disclosure and conformity to standards can cause uncertainty and generally increases risks in foreign investing.

   o Temporary defensive risk: The Portfolio may execute its temporary investment strategy during periods of uncertainty. The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its long-term objective.

Bar Chart and Performance Table
Since this is a new Fund, there is no bar chart or performance table.
                   PORTFOLIO OPERATING EXPENSES

This table describes fees and expenses of the Portfolios. The table does not reflect separate account or insurance contract fees and charges. Therefore, fees and charges would be higher if separate account and insurance contract fees and charges were included

EXPENSES (as a percentage of average net assets)

                                                                           Acquired
                                                                             Fund     Total Annual
                                                   Management  Other       Fees &    Fund Operating
                                                      Fees    Expenses**  Expenses**   Expenses*
                                                   ------------------------------------------------
Inflation Protected Plus Portfolio                    .50%      .25%         NA           .75%
Lifestyle ETF Market Strategy Target Portfolio        .55%      .20%        .22%          .97%
Lifestyle ETF Market Strategy Conservative Portfolio  .55%      .20%        .20%          .95%
Lifestyle ETF Market Strategy Aggressive Portfolio    .55%      .20%        .23%          .98%
Natural Resources ETF Portfolio                       .55%      .20%        .33%         1.08%

*     Total Operating Expenses, exclusive of Acquired Fund fees
      & expenses, in excess of .75% for these Portfolios are
      paid by the Adviser, pursuant to the contractual limit in
      the investment advisory agreement.
**    Since these are new portfolios, these expenses are estimates.
Note: Total Operating Expenses reported above will not correlate to amounts reported in the Financial Highlights section of Reports to Shareholders because the Financial Highlights ratios do not include Acquired Funds fees and expenses.

EXAMPLE
Use the following table to compare fees and expenses of the Portfolios to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return,
(3) redemption at the end of each time period, and (4) no changes in the Portfolios' total operating expenses.+ Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                      1 Year  3 Years  5 Years  10 Years
Inflation Protected Plus Portfolio                      $77    $241      NA      NA
Lifestyle ETF Market Strategy Target Portfolio          $99    $310      NA      NA
Lifestyle ETF Market Strategy Conservative Portfolio    $97    $304      NA      NA
Lifestyle ETF Market Strategy Aggressive Portfolio     $100    $314      NA      NA
Natural Resources Portfolio                            $110    $344      NA      NA

---------
+ 	The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent actual returns of the Portfolios. Since these are new Portfolios, example amounts are provided for one and three year periods only.

The purpose of this table is to help you understand the Portfolio expenses that you may bear indirectly through your purchase of an insurance contract. This table does not include any contract or variable account charges. Those charges, along with the Portfolio's expenses, are contained in the prospectus for your contract.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

         OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS
FOREIGN SECURITIES
The Inflation Protected Plus Portfolio may invest in foreign securities that are suitable for the Portfolio's investment objectives and policies. Foreign securities investments are limited to 20% of net assets and all will be U.S. dollar denominated.

Additionally, the three Lifestyle ETF Portfolios may allocate a portion of their assets in underlying funds whose strategies include investing in foreign securities.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

   o  political or economic instability in the foreign country;
   o diplomatic developments that could adversely affect the value of the foreign security;
   o  foreign government taxes;
   o  fluctuation in currency exchange rates;
   o the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
   o in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
   o less publicly available information about foreign issuers than domestic issuers;
   o foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
   o securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
   o there is often less governmental regulation of foreign exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolios may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.
INFLATION-PROTECTED SECURITIES
The Inflation Protected Plus Portfolio will invest at least 80% of its assets in inflation-protected debt securities. These securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of inflation-protected debt securities issued by the U.S. Treasury is adjusted for inflation and interest is paid on the adjusted amount. As of September 30, 2006, the U.S. Treasury had 20 issues of inflation-protected debt securities outstanding. Other issuers of inflation-protected debt securities include other U.S. Government agencies or instrumentalities, corporations, and foreign governments. The U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for its inflation-protected debt securities. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation.
HIGH YIELD BONDS
The Inflation Protected Plus Portfolio may invest up to 20% of its assets in bonds rated below the four highest grades used by Standard & Poor's or Moody's (frequently referred to as "junk" bonds). Additionally, the three Lifestyle ETF Portfolios may allocate a portion of their assets in underlying funds whose strategies include investing up to 100% of their assets in high yield bonds. These bonds present greater credit and market risks than higher rated bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including:

   o greater likelihood that an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations than is the case with higher-rated bonds;

   o greater likelihood that redemption or call provisions, if exercised in a period of lower interest rates, would result in the bonds being replaced by lower yielding securities;

   o limited trading markets that may make it more difficult to dispose of the bonds and more difficult to determine their fair value.
REPURCHASE AGREEMENTS
A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. Each of the Portfolios may enter into repurchase agreement transactions from time to time. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before entering into the repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, a Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.
REVERSE REPURCHASE AGREEMENTS
The Portfolios may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks or broker-dealers in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the custodian (when required) will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
For hedging purposes, including protecting the price or interest rate of securities that the Portfolios intend to buy, the Portfolios may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. Each Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made). A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that a Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which a Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying index, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because a particular Portfolio may not be invested in precisely the same proportion as the particular index, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Inflation Protected Plus Portfolio may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). The Portfolio may purchase call option contracts to close out a position acquired through the sale of a call option. The Portfolio will only write options that are traded on a domestic exchange or board of trade.

The three Lifestyle ETF Portfolios and the Natural Resources ETF Portfolio may write and purchase covered put and call options on securities in which it (or the underlying funds in which it invests) may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 20% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 10% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

A Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDEXES
The three Lifestyle ETF Portfolios and the Natural Resources ETF Portfolio may purchase or sell options on the respective Indices named in their investment strategies, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indexes are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

COLLATERALIZED MORTGAGE OBLIGATIONS
The Inflation Protected Plus may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolios may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities.

LENDING PORTFOLIO SECURITIES
Each Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain collateral equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral.
Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES
The Inflation Protected Plus Portfolio may invest directly or indirectly through underlying funds in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The Portfolio may invest up to 20% directly or as permitted by the underlying funds in asset-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Portfolio.

The Portfolio may invest 20% directly or as permitted by through underlying funds in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them.
In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

STRUCTURED NOTES
The Portfolios may invest a portion of their assets directly in structured notes. Structured notes are a derivative investment whose value depends on, or is derived from, the value of an underlying asset. Structured notes may be tied to the performance of individual stocks or to baskets of assets such as commodities. Structured notes are generally corporate debt securities and are subject to similar risks such as credit risk and the loss of principal. Many structured notes are illiquid, and subject to a Portfolio's investment limitation on illiquid investments. Some secondary markets may exist for certain structured notes. A structured note carries the credit rating of its issuer and a Portfolio will only invest in structured notes issued by issuers with investment grade ratings. Each of the Portfolios is currently authorized to invest up to 10% of its total assets directly in structured notes.

ACQUIRED FUNDS AND NOTES
Acquired Funds and Notes track a securities or natural resources index or a basket of securities or commodities. In addition to a Portfolio's operating expenses, investors will indirectly pay a proportionate share of the operating expenses of the Acquired Funds and Notes. Thus, the expenses paid by an investor will be higher than if such investor had invested directly in the Acquired Funds and Notes.

The performance of each Portfolio that invests in shares of an Acquired Fund and Notes is directly related to the ability of that fund to meet its respective investment objective, as well as the Adviser's allocation among the Acquired Funds and Notes. Accordingly, each Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Acquired Funds and Notes in direct proportion to the amount of assets each Portfolio allocates to the Acquired Funds and Notes utilizing such strategies.

Each Acquired Fund and Note has a stated investment objective and is subject to various investment policies and restrictions. The Acquired Funds and Notes file financial and other information with the Securities and Exchange Commission (the "SEC"). Such information is publicly available at www.sec.gov, and no representation or warranty is hereby made as to the accuracy or completeness of any such information (the reference to the SEC's website is an inactive textual reference and information contained in, or otherwise accessible through, its website does not form a part of the Portfolios' Prospectus or the SAI).

MIXED AND SHARED FUNDING
The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of The Union Central Life Insurance Company (including advances made by the life insurer in connection with the operation of the separate account) and other affiliated or unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. In the future, the Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its Independent Directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

OTHER INFORMATION
In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's Statement of Additional Information or annual report should be directed to the Fund at 1-800-999-1840, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

                      FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), organized in 1867 under the laws of Ohio. On January 1, 2006, Union Central converted from an Ohio mutual life insurance company to an Ohio stock life insurance company subsidiary of a new Ohio mutual insurance holding company. The newly formed Ohio mutual insurance holding company immediately merged with and into Ameritas Acacia Mutual Holding Company, a Nebraska mutual insurance holding company, pursuant to an Agreement and Plan of Merger dated January 28, 2005. Upon consummation of the merger, Ameritas Acacia Mutual Holding Company changed its name to UNIFI Mutual Holding Company, and Union Central became an indirect subsidiary of UNIFI Mutual Holding Company. Subject to the direction and authority of Summit Mutual Funds' Board of Directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages Summit Mutual Funds' business affairs.

Steven R. Sutermeister, Gary R. Rodmaker, CFA, James McGlynn, CFA, Michael J. Schultz, and D. Scott Keller, CFA are jointly and primarily responsible for the day-to-day management of the three Lifestyle ETF Portfolios and the Natural Resources Portfolio.

Mr. Rodmaker, Mr. Schultz and Mr. Keller are jointly and primarily responsible for the day-to-day management of the Inflation Protected Plus Portfolio.

Mr. Sutermeister is the President of the Adviser. He has been affiliated with the Adviser and Union Central since 1990. He has 16 years of investment management experience. He will lead the management team for the Natural Resources Portfolio and make final decisions regarding asset allocation. He will provide analysis as part of the management team of the three Lifestyle ETF Portfolios.

Mr. Rodmaker is Managing Director - Investment Management of the Adviser and a Portfolio Manager for Index, Investment Grade and High Yield Corporate Bonds accounts. He has been affiliated with the Adviser and Union Central since 1989. He has 20 years of investment management experience. He will lead the management team for the Inflation Protected Plus Portfolio. He will provide analysis as part of the management team of the three Lifestyle ETF Portfolios and the Natural Resources Portfolio.

Mr. McGlynn is Managing Director - Equities of the Adviser, and joined Summit and Union Central in 1999. He has 26 years of experience in the investment industry. He will lead the management team for the three Lifestyle ETF Portfolios and make final decisions regarding asset allocation. He will provide analysis as part of the management team of the Natural Resources Portfolio.

Mr. Schultz is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since 1992. He has 22 years of investment management experience after receiving his MBA. He will provide analysis as part of the management team of the three Lifestyle ETF Portfolios, the Natural Resources Portfolio and the Inflation Protected Plus Portfolio.

Mr. Keller is an Assistant Portfolio Manager for all Adviser Investment Grade Corporate Bond accounts. He joined Summit in 2000 and Union Central in 1996. He will provide analysis as part of the management team of the three Lifestyle ETF Portfolios, the Natural Resources Portfolio and the Inflation Protected Plus Portfolio.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

ADVISORY FEE
During the Fund's last fiscal year, the Fund will pay the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

                                                       Advisory
Portfolio                                                Fees
Inflation Protected Plus Portfolio                       .50%
Lifestyle ETF Portfolio - Market Strategy Target         .55%
Lifestyle ETF Portfolio - Market Strategy Conservative   .55%
Lifestyle ETF Portfolio - Market Strategy Aggressive     .55%
Natural Resources Portfolio                              .55%

OTHER MARKETING AND SERVICE ARRANGEMENTS
The Adviser or its affiliates may, out of their own resources and at no additional costs to the Portfolios or shareholders, pay insurance companies, broker-dealers and other financial intermediaries ("Intermediaries") for providing services to the Portfolios or to investors. Such payments, commonly referred to as "revenue sharing," do not increase Portfolio expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by Intermediaries via these payments may be more or less than the overall compensation received by the Intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary, including the investment options available under your variable insurance contract. Shareholders may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Portfolios.

                   SHAREHOLDER INFORMATION

CAPITAL STOCK
The Fund currently offers twenty-one series of stock, including one for each of the five Portfolios offered pursuant to this prospectus. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and non-assessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. They will also vote Fund shares allocated to registered separate accounts, for which no timely instructions are received, in proportion to the instructions that they do receive. As a result, a small number of contract owners could determine the outcome of a vote. It is anticipated that Union Central will have voting control of the Fund by virtue of the shares of the Fund allocated to its exempt separate accounts.

PURCHASING AND REDEEMING SHARES
Shares of each Portfolio are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and may be offered to qualified pension and retirement plans. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Portfolios.

VALUATION OF PORTFOLIO SHARES
Shares are purchased and redeemed at the net asset value per share of the Portfolios next determined after receipt of a purchase order, or receipt of a redemption request, by the Fund or its agent. The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), on days during which there are purchases or redemptions of Fund shares except when the New York Stock Exchange is closed.

Portfolio shares are valued by:

   o adding the values of all securities and other assets of the Portfolio,
   o  subtracting liabilities and expenses, and
   o dividing the resulting figure by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, including instances where a significant market event may impact the value of a portfolio security after the close of trading in the security, such securities are valued at fair value as determined in good faith under policies approved by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Adviser makes such determinations in good faith in accordance with the Funds' valuation procedures, with the goal of accurately reflecting the current value of each Portfolio's portfolio holdings in the Portfolio's net asset value per share. There can be no assurance that the Portfolios could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Portfolios determine their net asset value per share.

If Portfolio investments are traded in markets on days that are not business days of the Portfolio, the Portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

               DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends from net investment income are declared quarterly for the Inflation Protected Plus Portfolio and annually for other Portfolio. Any capital gains are distributed annually. Dividends and capital gains distributions will be reinvested automatically in additional shares.

                              TAXES

Each Portfolio intends to qualify and will elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. If a Portfolio fails to meet the diversification requirements under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

Because insurance companies are currently the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract. See the Statement of Additional Information for further information about tax matters.

                      EXCESSIVE TRADING

The Portfolios are not intended for excessive trading or market timing. Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies, result in lower portfolio performance and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. In particular, the Portfolios may have difficulty implementing their long-term investment strategies if forced to maintain a higher level of their assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short term trading activity. In addition, a Portfolio may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. If the Fund in unable to detect those shareholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur. Even if the Portfolios are able to avoid additional expenses related to the impact of excessive trading of its shares, excessive trading or market timing activities in the Acquired Funds may increase expenses.

The Portfolios are not designed to accommodate excessive trading and the Fund's Board of Directors has adopted policies to discourage excessive trading of the Portfolios' shares. If you wish to engage in excessive trading, we request that you do not purchase shares of the Portfolios. The Portfolios define "excessive trading" as exceeding one purchase and sale involving the Portfolios within any 120-day period. Accordingly, you can move substantial assets from a Portfolio to another Portfolio and, within the next 120 days, sell your shares in that Portfolio to return to the first Portfolio only once during any 120-day period.

The Fund monitors daily cash flows by account to detect possible excessive trading by individuals or groups. When suspicious activities occur that may indicate the possibility of excessive trading, the Fund will contact the insurance company and request that they investigate the activity. If excessive trading is found, in addition to any action that may be taken by the insurance company for excessive trading, the Fund will take the following actions if you exceed the number of trades described above: 1) the first time the Fund determines that you have traded excessively, the Fund or your insurance company will notify you in writing that your variable insurance product will be monitored for additional transactions in excess of the foregoing limits; 2) upon the second incidence of excessive trading by you, the Fund or your insurance company will bar you indefinitely from further purchases of shares of the Portfolio, including purchases in connection with exchange transactions. Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions made through an automatic investment plan or an automatic withdrawal plan.

The Fund may, in its sole discretion, take any variable insurance contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. OTHERWISE, ALL OF THE POLICIES RELATED TO EXCESSIVE TRADING AND MARKET TIMING AS DESCRIBED IN THIS SECTION WILL BE APPLIED UNIFORMLY AND WITHOUT EXCEPTION. Other trading activities may be detrimental to the Portfolios. Therefore, variable insurance contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

The Portfolios and their agents reserve the right not to accept in whole or in part, without prior notice, any purchase request, including exchange purchases from one Portfolio to another Portfolio, by any investor or group of investors indefinitely, for any reason, particularly if they believe that any combination of trading activity in the Portfolios is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. Some of the factors that may be considered when determining whether or not to accept a purchase request may include, but not be limited to:

   o   the number of transfers made in a defined period;
   o   the dollar amount of the transfer;
   o   the total assets of the Portfolio involved in the transfer;
   o the investment objectives of the particular portfolios involved in the transfers; and/or
   o whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of the Fund's excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following the order by the insurance company.

While the Portfolios discourage excessive short-term trading and intend to apply their policies uniformly to all shareholders, the Portfolios cannot always know or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

                    FINANCIAL HIGHLIGHTS

Since these are new Portfolios, there are no Financial Highlights.

                        APPENDIX A:  RATINGS

CORPORATE BOND RATINGS

Moody's Investors Service, Inc.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Ratings Group

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:

o   management;
o economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas;
o   competition and customer acceptance of products;
o   liquidity;
o   amount and quality of long-term debt;
o   ten-year earnings trends;
o financial strength of a parent company and the relationships which exist with the issuer; and recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Ratings Group

Commercial paper rated A by Standard & Poor's Ratings Group has the following characteristics:

o   Liquidity ratios are better than the industry average.
o Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable.
o The issuer has access to at least two additional channels of borrowing.
o Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.

Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned.

Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

A Statement of Additional Information dated January 10, 2007, which contains further information about the Summit Pinnacle Series of the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information or the Fund's annual and semi-annual reports may be obtained without charge by calling the Fund at 1-800-999-1840, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409. Since the Portfolios are only available as an investment option for variable insurance products, and the Portfolios' disclosure documents should be read in connection with the prospectus for the applicable variable insurance product, the Fund does not make the Fund's Statement of Additional Information or the Fund's annual and semi-annual reports available on the Fund's website.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-202-942-8090. Copies of Fund documents may be requested by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at publicinfo@sec.gov.

These fund Documents and other information about the Fund are also available without charge at the SEC's web site: http://www.sec.gov.



File 811-04000

                    SUMMIT MUTUAL FUNDS, INC.
                     Summit Pinnacle Series
--------------------------------------------------------

              STATEMENT OF ADDITIONAL INFORMATION

January 10, 2007

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Summit Mutual Funds, Inc.'s ("Fund") current Prospectus, dated January 10, 2007, which may be obtained without charge by calling the Fund at 1-800-999-1840, or writing the Fund at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202.

Summit Mutual Funds, Inc. is an open-end management investment company.

                          Table of Contents
Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . . . .2
 Money Market Instruments and Investment Techniques . . . . . . . . . . .2
 Certain Risk Factors Relating to High-Yield, High-Risk Bonds . . . . . 10
 Investments in Foreign Securities. . . . . . . . . . . . . . . . . . . 10
 Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . 16
 Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
 Lending Portfolio Securities . . . . . . . . . . . . . . . . . . . . . 22
 Pledging of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . 22
Disclosure of Portfolio Holdings. . . . . . . . . . . . . . . . . . . . 25
Portfolio Turnover. . . . . . . . . . . . . . . . . . . . . . . . . . . 26
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . . . 27
 Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . 27
 Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . 29
 Administrator. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
 Payment of Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . 30
 Advisory Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
 Investment Advisory Agreement and Administrative Services Agreement. . 31
 Service Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . 34
 Securities Activities of Adviser . . . . . . . . . . . . . . . . . . . 34
 Code of Ethics . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
Portfolio Managers. . . . . . . . . . . . . . . . . . . . . . . . . . . 35
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . . . 41
Purchase and Redemption of Shares . . . . . . . . . . . . . . . . . . . 41
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
Custodian, Transfer and Dividend Disbursing Agent . . . . . . . . . . . 44
Portfolio Transactions and Brokerage. . . . . . . . . . . . . . . . . . 44
General Information . . . . . . . . . . . . . . . . . . . . . . . . . . 45
 Capital Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
 Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
 Additional Information . . . . . . . . . . . . . . . . . . . . . . . . 47
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . 47
Appendix A: Proxy Voting Procedures . . . . . . . . . . . . . . . . . . 51


SMFI 515 Pinnacle SAI 1-07

                    SUMMIT MUTUAL FUNDS, INC.

                      INVESTMENT POLICIES

The following specific policies supplement the Portfolios' investment strategies, policies and risks set forth in the Prospectus.

Money Market Instruments and Investment Techniques
Each Portfolio may invest in money market instruments whose characteristics are consistent with the Portfolio's investment program and are described below unless explicitly excluded in the text.

Small Bank Certificates of Deposit. Each Portfolio may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., one of the Portfolios) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. Portfolios will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of each Portfolio's net assets would then be invested in such repurchase agreements and other illiquid securities. The Portfolios will enter into repurchase agreements only where: (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolios' investment guidelines would allow it to purchase directly, either in normal circumstances or for temporary defensive purposes; (ii) the market value of the underlying securities, including interest accrued, will at all times equal or exceed the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The investments by a Portfolio in repurchase agreements may at times be substantial when, in the view of the Adviser, unusual market, liquidity, or other conditions warrant.

If the counterparty to the repurchase agreement defaults and does not repurchase the underlying security, the Portfolio might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the counterparty becomes involved in bankruptcy proceedings, the Portfolio may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

Reverse Repurchase Agreements
Each Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of Portfolio securities to banks in return for cash in an amount equal to a percentage of the Portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years at the time they are issued, and Treasury bonds generally have a maturity of greater than ten years at the time they are issued.

Inflation Indexed Securities
The Inflation Protected Plus Portfolio may invest in inflation-indexed bonds without restriction. These are fixed income securities whose principal value is periodically adjusted based on the rate of inflation. The U.S. Treasury and other issuers use a structure that adjusts the principal value of the bond based on the rate of inflation. Other issuers adjust the semiannual coupon payment of interest using an inflation adjustment.

Inflation-indexed securities currently issued by the U.S. Treasury have maturities of five, ten or thirty years. However, it is possible that securities with other maturities may be issued. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate.

The Portfolios may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between current stated (or nominal) interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. Conversely, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Adjustments for U.S. inflation-indexed bonds are based on the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, each Portfolio of the Fund may purchase securities on a when-issued or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of such Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. Each Portfolio will also segregate cash or cash equivalents or other Portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

Structured Notes. Structured notes are derivative debt securities whose interest rate or principal is determined by a factor that is not associated with the issue. These factors may reference the value of one or more unrelated equity or fixed income securities (including an index), interest rates or commodities. Structured securities may include terms providing that, in certain circumstances, no principal is due at maturity. Such terms may result in a substantial loss of invested capital. Structured notes may be positively or negatively indexed. As a consequence, the appreciation of the reference factor may produce a significant increase or a decrease in the interest rate or the value of the security at maturity since the adjustment may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. These securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the referenced factor. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent a Portfolio invests in these securities, however, the Adviser analyzes them in its overall assessment of the effective duration of the Portfolio's portfolio in an effort to monitor the Portfolio's interest rate risk.

Asset-Backed Securities.   The Inflation Protected Plus Portfolio may invest
in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The Portfolio may invest up to 20% of its total assets in asset-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Portfolio.

Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support" below.

Collateralized obligations are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support" below), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Mortgage-Backed Securities. The Inflation Protected Plus Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. The Portfolio may invest up to 20% of its total assets in mortgage-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. The mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

Methods Of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Portfolio may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Portfolio.

Types Of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initiating payments on the underlying assets, are held in reserve against future losses) or that have been "over-collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Automobile Receivable Securities. The Portfolio may invest in automobile receivable securities. Automobile receivable securities are asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities. ThePortfolio also may invest in credit card receivable securities. Credit card receivable securities are asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Other Assets. The Adviser anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. The Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective, policies and restrictions. There are, of course, other types of securities that are, or may become, available, which are similar to the foregoing.

GNMA Certificates.   GNMA certificates are mortgage-backed securities
representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations.   FNMA, a federally chartered and
privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FHLMC, a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Mortgage-Related Securities.   The Inflation Protected Plus Portfolio of the
Fund may invest up to 20% of its assets in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

The Inflation Protected Plus Portfolio may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities ("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (an IO), while the other class will receive all of the principal (a PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

The Inflation Protected Plus Portfolio may invest in another CMO class known as leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

The staff of the Securities and Exchange Commission ("SEC" or the "Commission") has taken the position that IOs and POs, other than government-issued IOs or POs backed by fixed-rate mortgages, should be treated as illiquid securities. Furthermore, the Portfolio limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets. The Portfolios will treat non-government-issued IOs and POs not backed by fixed-rate mortgages as illiquid unless and until the SEC modifies its position. Under the staff's position, the determination of whether a particular government-issued IO and PO backed by fixed-rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the Board of Directors. The Directors have delegated to the Adviser the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO.

Zero-Coupon and Pay-In-Kind Bonds.   The Inflation Protected Plus Portfolio
may invest up to 20% of its assets in zero-coupon bonds. A zero-coupon bond is a security that has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

The Portfolio also may invest in pay-in-kind bonds. Pay-in-kind ("PIK") bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than securities paid in cash.

Convertible Bonds.   The Inflation Protected Plus Portfolio may invest up to
20% of its total assets in convertible bonds. Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio. Typically, convertible bonds are callable by the issuing company, which may, in effect, force conversion before the holder would otherwise choose.

Equity Securities.   The three Lifestyle ETF Market Strategy Portfolios and
the Natural Resources Portfolio may invest in equity securities without restriction. The Inflation Protected Plus Portfolio may retain up to 10% of its assets in equities that were acquired as part of conversion transaction involving the portfolio's fixed income securities

Acquired Funds and Notes. The three Lifestyle ETF Portfolios and the Natural Resources Portfolio will invest in exchange traded funds (ETFs) and other types of investment companies, funds and trusts, such as open-end mutual funds, unit investment trusts, closed-end funds, grantor trusts, and REITS - real estate investment trusts (collectively with ETFs, the "Acquired Funds"). The Natural Resources Portfolio will also invest in exchange traded notes
(ETNs). These Acquired Funds and Notes track a securities or commodities index or a basket of securities or commodities. In addition to a Portfolio's operating expenses, investors will indirectly pay a proportionate share of the operating expenses of the ETFs and Acquired Funds. Thus, the expenses paid by an investor will be higher than if such investor had invested directly in the ETFs and Acquired Funds and Notes.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap "creation units" in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds as discussed in the following paragraphs.

Exchange Traded Notes. ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor. They are designed to provide investors a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. ETNs are not equity investments or investment companies, but they do share some characteristic with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, they are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. Additionally, recent private letter rulings by the Internal Revenue Service have indicated that a regulated investment company (RIC) can rely on favorable treatment concerning whether ETNs that track commodity indices generate qualifying income under Section 851(b)(2).


Open-end Investment Companies (Mutual Funds). The 1940 Act provides that an underlying fund whose shares are purchased by the Portfolios will be obligated to redeem shares held by the Portfolio only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by a Portfolio in excess of 1% of an underlying fund's outstanding securities therefore, will generally be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of a Portfolio's assets. In some cases deemed appropriate by the Adviser or the Board of Directors, shares held by a Portfolio in excess of 1% of an underlying fund's outstanding securities will be considered readily marketable securities (for example, exchange traded funds which are registered as open-end investment companies but listed on an exchange).

Under certain circumstances an underlying fund may determine to make payment of a redemption by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Portfolios and the Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to a Portfolio without accomplishing any investment purpose.

Closed-end Investment Companies. The Portfolios may invest their assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Portfolios, together with any company or companies controlled by the Portfolios, and any other investment companies having the Adviser as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

A Portfolio generally will purchase shares of closed-end funds only in the secondary market. A Portfolio will incur normal brokerage costs on such purchases similar to the expenses a Portfolio would incur for the purchase of securities of any other type of issuer in the secondary market. A Portfolio may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive investment opportunity consistent with the investment objectives of the Portfolios. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Portfolio purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A Portfolio may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Portfolio will ever decrease. In fact, it is possible that this market discount may increase and a Portfolio may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Portfolio's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Portfolio at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Portfolio.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Portfolio's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

The Portfolios generally expect to purchase shares of the Acquired Funds through broker-dealers in transactions on a securities exchange, and in such cases the Portfolios will pay customary brokerage commissions for each purchase and sale. Shares of an Acquired Fund may also be acquired by depositing a specified portfolio of an ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF's custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a "creation unit." Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Portfolios may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Adviser believes it is in a Portfolio's interest to do so. The Portfolios' ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that an Acquired Fund in which a Portfolio invests may terminate due to extraordinary events. For example, any of the service providers to the Acquired Fund, such as the trustee or sponsor, may close or otherwise fail to perform their obligations, and the Acquired Fund may not be able to find a substitute service provider. Also, the Acquired Fund may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the Acquired Fund may also terminate. In addition, an Acquired Fund may terminate if its net assets fall below a certain amount.

Although the Portfolios believe that, in the event of the termination of an Acquired Fund, they will be able to invest instead in shares of an alternate Acquired Fund tracking the same market index or another index covering the same general market, there can be no assurance that shares of a suitable alternate would be available for investment at that time. If a Portfolio is unable to identify a satisfactory alternative to provide exposure to a target investment class or sector, the Adviser may allocate these assets to an indexed or managed fund that is not an ETF until such time, if ever, that an ETF is available. The Adviser may use a fund in the Summit Mutual Funds family for these purposes.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a Portfolio may not acquire shares of another investment company (including Acquired Funds that are investment companies) if, immediately after such acquisition, (i) such Portfolio would hold more than 3% of the other investment company's total outstanding shares, (ii) if such Portfolio's investment in securities of the other investment company would be more than 5% of the value of the total assets of the Portfolio, or (iii) if more than 10% of such Portfolio's total assets would be invested in investment companies. The SEC has promulgated exceptions to certain of these limits and recently adopted three rules that address the ability of the Portfolios to invest in shares of an investment company. The Portfolios' ability to invest in Acquired Funds may be restricted unless the Portfolio qualifies for exceptions to certain of these limits

To the extent the 1940 Act limitations apply to an Acquired Fund, such limitations may prevent a Portfolio from allocating its investments in the manner that the Adviser considers optimal, or cause the Adviser to select a similar index or a basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) ("Stock Baskets") providing similar exposure as an alternative. The Portfolios may also invest in Stock Baskets when the Adviser believes they represent more attractive opportunities than similar Acquired Funds.

Private Placements (Restricted Securities).   The Inflation Protected Plus
Portfolio may invest up to 10% in securities, including restricted securities (privately-placed debt securities), which are not readily marketable.

Certain restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities without readily available market quotations will be valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Some restricted securities are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolios, to trade in privately-placed securities, including various debt securities, even though such securities are not registered under the 1933 Act. Securities purchased under Rule 144A, although restricted, may nevertheless be liquid, and the Adviser, under the supervision of the Directors, on a case-by-case basis will make this determination. In making this determination, the Adviser or Subadviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser or Subadviser could consider the: (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Certain Risk Factors Relating to High-Yield, High-Risk Bonds
The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds.

Sensitivity to Interest Rates and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

Payment Expectations.   High-yield bonds may contain redemption or call
provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors.
Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation.   There may be little trading in the secondary
market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

Investments in Foreign Securities
The economies, markets, and political structures of a number of the countries in which the certain of the Portfolios can invest either directly or through an underlying fund do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will be riskier and more subject to erratic and abrupt price movements. This is particularly true for emerging market nations.

Some economies are less well developed, overly reliant on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have histories of political instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Actions such as nationalizing a company or industry, expropriating assets, or imposing punitive taxes could have a severe effect on security prices and impair the Fund's ability to repatriate capital or income. Significant external risks, including war, currently affect some countries.

Additional factors which may influence the ability or willingness of a country to service debt include, but are not limited to, the country's cash flow situation, the availability of sufficient foreign exchange on the date payment is due, the relative size of the country's debt service burden to the economy as a whole, its government policy toward particular international agencies and any political restrictions that may be imposed.

American Depositary Receipts.   All Portfolios may invest in American
Depositary Receipts ("ADRs"), which may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

Foreign Sovereign Debt Securities The Inflation Protected Plus Portfolio may invest in foreign sovereign debt securities, including those of emerging market nations, and Brady Bonds. Sovereign obligors in emerging market nations are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Some of these obligors have in the past experienced substantial difficulties in servicing their external debt obligations, leading to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. In restructuring external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly-issued bonds. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. Such reforms have included liberalization of trade and foreign investment, privatization of state-owned enterprises and setting targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Investors should recognize that Brady Bonds have been issued somewhat recently and, accordingly, do not have a long payment history. The financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount of face value of such debt (generally known as discount bonds), and bonds bearing an interest rate which increases over time and the advancement of new money by existing lenders. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors. Subsequent interest payments may be uncollateralized or may be collateralized over specified periods of time. The Portfolios may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and principal primarily on the willingness of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are generally purchased and sold in secondary markets through U.S. securities dealers and maintained through European transnational securities depositories. A substantial portion of Brady Bonds and other sovereign debt securities in which the Portfolios may invest are likely to be acquired at a discount.

Investing in foreign sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the emerging market nations that issue the securities. The ability and willingness of sovereign obligors in emerging market nations or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the size of its debt service burden relative to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.


Foreign Debt Securities.   Investing in foreign debt securities will expose
the Inflation Protected Plus Portfolio to the direct or indirect consequences of political, social or economic changes in the industrialized developing and emerging countries that issue the securities. The ability and willingness of obligor or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Additional country-related factors unique to foreign issuers which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's relationships with the International Monetary Fund, the World Bank and other international agencies.

Foreign Securities.   Each Portfolio may invest directly (or indirectly
through an underlying fund) in foreign securities. Because a Portfolio may invest in foreign securities, investments in the Portfolio involve risks that are different in some respects from investments in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States.
Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

Futures Contracts
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, each Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts, subject to each Portfolio's non-fundamental investment restrictions. The Portfolio may invest up to 20% of its assets in such futures and/or options contracts. The Portfolios do not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P 500 or S&P 400, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Portfolios will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolios' objectives in these areas.

Regulatory Limitations. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the Portfolios and the Adviser, the Funds and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Portfolios' exemption filing with respect to use of futures contracts are no longer applicable.

The Portfolios will engage in transactions in futures contracts and options thereon only for hedging risk management and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities, and not for speculation. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions on the Portfolios' ability to engage in certain yield inhancement and risk management strategies, the Portfolios would comply with such new restrictions.

In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolios, an amount of cash, U.S. Government securities or other liquid securities, equal to the notional value of the futures contracts and options thereon (less any related margin deposits), will be segregated by the Portfolios' custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such futures contracts and options is unleveraged.

SPECIAL RISKS OF FUTURES CONTRACTS

Volatility And Leverage.   The prices of futures contracts are volatile and
are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the minimum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity.   Each Portfolio may elect to close some or all of its futures positions at any time prior to their expiration. A Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. A Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, each Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolios would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk.   A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. There are several risks in connection with the use by the Portfolios of futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser or subadviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of each Portfolio's underlying instruments sought to be hedged.

Successful use of futures contracts by the Portfolios for hedging purposes is also subject to the Adviser's or subadviser's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of a Portfolio's underlying instruments will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if a Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolios might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser or subadviser might not result in a successful hedging transaction over a very short time period.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options
The Inflation Protected Plus Portfolio may sell (write) listed options on U.S. Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Portfolio. The three Lifestyle ETF Market Strategy Portfolios and the Natural Resources Portfolios may enter into futures contracts that relate to securities in which it may directly or indirectly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. In addition, each of the aforementioned Portfolios may write covered call options on any security in which it is eligible to invest.

As a writer of a call option, a Portfolio may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security. The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

There is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Portfolio will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.

The Portfolio will effect a closing transaction to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security prior to the expiration date of the option, or to allow for the writing of another call option on the same underlying security with either a different exercise price or expiration date or both.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options;
(b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Portfolio's ability to effect closing transactions.

The Inflation Protected Plus Portfolio may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of Portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The three Lifestyle ETF Market Strategy Portfolios and the Natural Resources Portfolios may write call options on futures contracts on their respective indexes or securities included therein only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to correlate its investment performance more closely to that of their respective indexes than would a direct purchase of securities included in their respective indexes. The Portfolios will not write options on futures contracts for speculative purposes.

A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

Upon the exercise of a call option on a futures contract, the writer of the option (the Portfolio) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Portfolio is exercised, the Portfolio intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

As a writer of options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio. If the option is exercised, the Portfolio might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market.
The Portfolio will not write options on futures contracts unless, in the Adviser's or subadviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of S&P 500 Index, S&P 400 MidCap Index, Russell 2000 Index, EAFE Index and other index futures are also volatile and are influenced, among other things, by changes in conditions in the securities markets in general.

In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Portfolio will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Custodial Procedures and Margins. The Portfolios' custodian acts as each Portfolio's escrow agent as to securities on which the Portfolio has written call options and with respect to margin which the Portfolio must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Portfolio enters into a closing purchase transaction. In this way, assets of the Portfolio will never be outside the control of the Portfolio's custodian, although such control might be limited by the escrow receipts issued.

At the time the Portfolio sells a call option on a contract for future delivery of U.S. Treasury Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the notional contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Portfolio will earn interest income on its initial margin deposits.

In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Portfolio to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

The assets in the margin account will be released to the CC only if the Portfolio defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities
The Portfolios may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolios will continuously maintain collateral equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest or reinvest the collateral (depending on whether the collateral is cash securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The Portfolio may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

Pledging of Assets
The Portfolios may pledge or mortgage assets in conformance with the Portfolio's fundamental investment restrictions regarding borrowing and reverse repurchase agreements. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Portfolios and other investment activities.
These are Fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Portfolio affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

   (1) Issue senior securities (except that each Portfolio may borrow money as described in restriction [9] below).

   (2) With respect to 75% of the value of its total assets (or with respect to 50% of the value of its total assets for the Natural Resources Portfolio), invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities and other investment companies) of any one issuer.

   (3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

   (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. This restriction does not apply to the Natural Resources Portfolio.

   (5) Purchase or sell commodities, commodity contracts, or real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the Portfolios in compliance with non-fundamental restrictions [5 and 6] below.

   (6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

   (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

   (8) Lend its securities, if, as a result, the aggregate of such loans would exceed one-third of the Portfolio's total assets.

   (9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks and by entering into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.

  (10) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

  (11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

  (12) Enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Portfolio.

The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions, no Portfolio of the Fund may:

   (1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

   (2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

   (3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

   (4) Invest in companies for the purpose of exercising control (alone or together with the other Portfolios).


   (5) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except that as a temporary investment strategy until the Portfolio reaches $25 million ($50 million in the case of the Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio and EAFE International Index Portfolio) in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

   (6) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options
        (including options on futures contracts) and unless no more than 25% of the Portfolio's assets consist of collateral for outstanding options.

If a percentage restriction (for either fundamental or non-fundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of life insurance company separate accounts may be invested in Fund shares.

                    DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Portfolios to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Portfolios' service providers, to which the Portfolios may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of a Portfolio may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with this policy.

A Portfolio or its duly authorized service providers may publicly disclose holdings of the Portfolio in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. A summary or list of the Portfolios' completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers, custodian banks (i.e., Northern Trust), attorneys (i.e., Dechert LLP), printers (i.e., FGS), fund accountants (i.e., U.S. Bancorp Fund Services LLC), independent registered public accounting firms (i.e., Deloitte & Touche LLC), financial planners and other financial institutions that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers.
In order to facilitate the review of the Portfolios by these services and departments, the Portfolios may, consistent with their policies and procedures, distribute (or authorize service providers to distribute) information about the Portfolios' securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (i) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Funds (or any other fund that invests in one of the Portfolios) before the portfolio holdings become public information; and (ii) the recipient is willing to sign a written confidentiality agreement that is designed to preserve the confidentiality of the information. Persons and entities unwilling to execute an acceptable confidentiality agreement within a reasonable period of time may only receive portfolio holdings information that has otherwise been publicly disclosed.

Neither the Portfolios nor their service providers receive any compensation from such services and departments. Subject to such disclosures as the Portfolios' chief compliance officer ("CCO") believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective Portfolio (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the information.

The CCO may authorize disclosure of the Portfolios' securities holdings and, in addition to the Board, may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board any violations of the Portfolios' policies and procedures on disclosure of portfolio holdings.

Any disclosure of the Portfolios' securities holdings must serve a legitimate business purpose of the Portfolios and must be in the best interest of the Portfolios' shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Portfolios and their shareholders justify the disclosure. A further determination must be made to ensure that any conflicts of interest between the Portfolios, their shareholders, and any third party are resolved prior to disclosure. The Portfolios reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Portfolios' policy and any applicable confidentiality agreement.

As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Portfolios' Board of Directors on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate or creates an inappropriate conflict of interest, the Portfolios will promptly terminate the disclosure arrangement.

                       PORTFOLIO TURNOVER

Each Portfolio has a different expected annual rate of Portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of Portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The Portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher Portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders. However, because rate of Portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

The annual portfolio turnover rate for the Fund is estimated to be 50% for the Inflation Protected Plus Portfolio, 100% for the three Lifestyle ETF Market Strategy Portfolios and 100% for the Natural Resources Portfolio.

                          MANAGEMENT OF THE FUND
Independent Directors

                                     Term of                               Number of
                                      Office                               Portfolios
                                       and                                  in Fund
                                      Length            Principal           Complex
                        Position(s)     of             Occupation           Overseen      Other
                          with the     Time              During                by      Directorships
Name, Address and Age(1)    Fund      Served         Past Five Years        Director  Held by Director
---------------------    ---------   --------     ---------------------     --------  ----------------
Theodore H. Emmerich*     Director   Indefinite;  Consultant; former Partner,  21     American
(80)                      and        Director     Ernst & Whinney,                    Financial
                          Chairman   since        Accountants                         Group
                                     1987

Yvonne L. Gray*           Director   Indefinite;  Executive Vice President/    21     NA
(55)                                 Director     COO, United Way of Greater
                                     since        Cincinnati (Social Services
                                     1999         Provider); prior thereto,
                                                  Vice President/ Trust
                                                  Operations Officer,
                                                  Fifth Third Bank;
                                                  former Audit Manager,
                                                  Price Waterhouse
                                                  (Accounting Firm)

Michael K. Keating*       Director   Indefinite;  Managing Director,           21     NA
(51)                                 Director     Keating, Vollmer & Co.
                                     since        LLC (Private Equity
                                     2005         Investment Firm)

David C. Phillips*        Director   Indefinite;  Co-Founder, Cincinnati       21     Meridian
(68)                                 Director     Works, Inc. (Job    .               Bioscience, Inc.;
                                     since        Placement); prior                   Cintas, Inc.
                                     2001         thereto, Chief Executive
                                                  Officer, Downtown
                                                  Cincinnati Inc. (Economic
                                                  revitalization of
                                                  Cincinnati)

Mary W. Sullivan*         Director   Indefinite;  Attorney, Peck, Shaffer &    21     Franklin Savings
(50)                                 Director     Williams LLP (Law Firm)             and Loan Co.;
                                     since                                            First Franklin
                                     2001                                             Corporation

INTERESTED DIRECTORS AND OFFICERS

                                     Term of                               Number of
                                      Office                               Portfolios
                                       and                                  in Fund
                                      Length            Principal           Complex
                        Position(s)     of             Occupation           Overseen      Other
                          with the     Time              During                by      Directorships
Name, Address and Age(1)    Fund      Served         Past Five Years        Director  Held by Director
---------------------    ---------   --------     ---------------------     --------  ----------------
Steven R. Sutermeister*   Director,  Indefinite;  Senior Vice President,       21     Summit Investment
(52)                      President  Director     Union Central; President            Partners, Inc;
                          and Chief  since        and Chief Executive                 Union Central
                          Executive  1999         Officer, Adviser.                   Mortgage Funding,
                          Officer                                                     Inc.

John F. Labmeier*         Vice       Indefinite;  Vice President, Associate    NA      NA
(57)                      President  Officer      General Counsel and
                          and        since        Assistant Secretary,
                          Secretary  1990         Union Central; Secretary,
                                                  Adviser; Consultant

Thomas G. Knipper*        Vice       Indefinite;  Treasurer and Chief          NA      NA
(49)                      President, Officer      Compliance Officer,
                          Controller since        Adviser
                          and Chief  1995
                          Compliance
                          Officer

Gerald Q. Herbert*        Treasurer  Indefinite;  Director of Finance          NA      NA
(40)                                 Officer      and Accounting,
                                     since        Adviser; prior thereto
                                     2005         Controller for General
                                                  Factory Supplies Co.

John M. Lucas             Assistant  Indefinite   Second Vice President,       NA      NA
1876 Waycross Road        Secretary  Officer      Counsel and Assistant
Cincinnati, OH 45240                 since        Secretary, Union Central
(55)                                 1990

* Except as otherwise indicated, the business of each listed person is 312 Walnut St., Ste. 2500, Cincinnati, OH 45202.
(1) Mr. Sutermeister may be considered to be an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940) because of his affiliation with the Adviser.

BOARD OF DIRECTORS

The business and affairs of the Fund are managed under the direction of the Board of Directors. All powers of the Fund are vested in, and may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the shareholders by the laws of the state of Maryland or the Fund's Articles of Incorporation or By-laws.

The Board has a standing audit committee, which consists of Theodore H. Emmerich, Yvonne L. Gray, Michael K. Keating, David C. Phillips (Chair) and Mary W. Sullivan, each of whom is not an "interested person" of the Fund as defined in the 1940 Act ("Independent Director(s)"). The purpose of the audit committee is to meet with the independent registered accounting firm and officers to review accounting principles used by the Fund, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. During 2006, the audit committee held three meetings.

The Board has a standing nominating committee, which consists of Yvonne L. Gray (Chair), David C. Phillips and Mary W. Sullivan, each of whom is an
Independent Director. The purpose of the nominating committee is to review and nominate candidates for positions as Directors to fill vacancies on the Board. During 2006, the nominating committee held one meetings. The nominating committee will consider Director candidates recommended in writing by shareholders. Recommendations should be addressed to Summit Mutual Funds, 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202.

Directors owned outstanding shares of the Fund as follows:

                                                   Aggregate Dollar Range
                                                    of Equity Securities
                          Dollar Range of       in ALL Registered Investment
                         Equity Securities    Companies Overseen by Director in
Name of Director            in the Fund*       Family of Investment Companies
----------------         ------------------   --------------------------------
Theodore H. Emmerich       NA                     over $100,000
Yvonne L. Gray             NA                     $1 - $10,000
Michael K. Keating         NA                     $50,001 - $100,000
David C. Phillips          NA                     over $100,000
Mary W. Sullivan           NA                     over $100,000
Steven R. Sutermeister     NA                     over $100,000

*Information regarding ownership is as of September 30, 2006.

As of the date of this Statement of Additional Information, the officers and directors of the Fund owned less than 1% of any of the outstanding shares of the Fund. Directors who are not officers or employees of Union Central Life Insurance Company ("Union Central") or the Fund's investment adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees and expenses incurred for 2006 were $148,369.

As of December 28, 2006, no Director owned beneficially or of record any securities of the investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Compensation Table

           (1)                    (2)           (3)            (4)             (5)
                                             Pension or                       Total
                                             Retirement                    Compensation
                                              Benefits       Estimated       From Fund
                                Aggregate    Accrued as       Annual         and Fund
                              Compensation  Part of Fund   Benefits Upon   Complex Paid
Name of Person, Position        From Fund      Expenses      Retirement    to Directors
------------------------      ------------  ------------   -------------   ------------
Theodore H. Emmerich            $37,500         NA              NA          $37,500
Director
Yvonne L. Gray                  $26,300         NA              NA          $26,300
Director
Michael K. Keating              $26,000         NA              NA          $26,000
Director
David C. Phillips               $26,400         NA              NA          $26,400
Director
Mary W. Sullivan                $26,000         NA              NA          $26,000
Director
Steven R. Sutermeister           NA             NA              NA             NA
Director

Investment Adviser
The Fund has entered into an Investment Advisory Agreement with Summit Investment Partners, Inc. ("Adviser"), whose principal business address is 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are Steven R. Sutermeister, Director, President and Chief Executive Officer of the Adviser; Thomas G. Knipper, Chief Compliance Officer of the Adviser, Gerald Q. Herbert, Treasurer of the Adviser; and John F. Labmeier, Secretary of the Adviser.

Pursuant to the Investment Advisory Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

The Adviser continuously furnishes an investment program for each Portfolio and has responsibility for the management of each Portfolio. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund. The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.

Administrator
The Fund has also entered into an Administrative Services Agreement with the Adviser in which the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by U.S. Bancorp Fund Services, LLC, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Investment Advisory Agreement that eliminated certain administrative responsibilities enumerated in the Investment Advisory Agreement for all of the Portfolios and incorporated them into a separate administrative services agreement between the Fund and the Adviser. The Board of Directors previously approved the amendment on September 26, 2001. Administrative responsibilities including:
  o preparing, maintaining, analyzing and reporting on the Portfolios' expenses,
  o  authorizing payment of Fund and Portfolio expenses,
  o  coordinating completion of annual audits,
  o  drafting semi-annual and annual financial statements,
  o  coordinating Board meetings,
  o  preparing and filing reports to the SEC and states, and
  o coordinating and managing procedures for compliance with federal and state regulations, are now covered by a separate administrative services agreement between the Fund and the Adviser. A separate administrative service fee of 0.10% of average daily net assets on an annual basis, will be imposed for these services.

Payment of Expenses
Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios, except as otherwise assumed by the Adviser. Expenses other than the Adviser's fee that are borne directly and paid individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Portfolios, and other costs properly payable by only one or more Portfolios. Expenses which are allocated on the basis of size of the respective Portfolios include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Portfolio base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Portfolios.

The Adviser will pay any expenses of the Inflation Protected Plus Portfolio, other than the advisory fee for the Portfolio, to the extent that such expenses exceed .25% of a Portfolio's net assets. The Adviser will pay any expenses of the Lifestyle ETF Market Strategy Target Portfolio, the Lifestyle ETF Market Strategy Conservative Portfolio, the Lifestyle ETF Market Strategy Aggressive Portfolio, and the Natural Resources Portfolio, other than the advisory fee and any expenses of Acquired Funds, for that Portfolio, to the extent that such expenses exceed .20% of that Portfolio's net assets.

Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The directors have determined that this is an appropriate method of allocation of expenses.

Advisory Fee
As full compensation for the services and facilities furnished to the Portfolios and expenses of the Portfolios assumed by the Adviser, the Portfolios pay the Adviser monthly compensation calculated daily as described in the Prospectus. The advisory fees do not have any breakpoints.

Investment Advisory Agreement
Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice.

The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administrative services, the Adviser will be held to the aforementioned standard of liability.

The Investment Advisory Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

If the question of continuance of the Investment Advisory Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the Portfolios should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Portfolio whose shareholders approved the Agreement.

Service Agreement
Under a General Administrative Services Agreement among the Adviser, Union Central and other companies within the UNIFI Holding Company enterprise have agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund. Pursuant to this agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Investment Advisory Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the General Administrative Services Agreement.

Securities Activities of Adviser
Securities held by the Fund may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Fund's Portfolios or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's Portfolios, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Portfolios) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund Portfolio(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

Code of Ethics
The Adviser, the Underwriter and the Fund have each adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. Each code of ethics applies to the personal investing activities of the directors, officers and certain employees of the Adviser, the Fund or the Underwriter as applicable. Employees of the Adviser are permitted to make personal securities transactions, including securities that may be held or purchased by the Funds, subject to the requirements and restrictions set forth in the Adviser's code of ethics. Employees of the Underwriter are also permitted to make personal securities transactions, including securities that may be held or purchased by the Funds, subject to the requirements and restrictions set forth in the Underwriter's code of ethics.

Each code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of clients such as the Fund. Among other things, the code of ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.

                       PORTFOLIO MANAGERS

Inflation Protected Plus Portfolio
Gary R. Rodmaker, Michael J. Schultz and D. Scott Keller are primarily responsible for the day-to-day management of the Inflation Protected Plus Portfolio.

Other Accounts Managed
Mr. Rodmaker, Mr. Schultz and Mr. Keller are also part of the management team of other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of September 30, 2006 (i) the number of, and total assets of, other registered investment companies (other than the Portfolios), pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

                                            Other Pooled
                     Other Registered        Investment
                   Investment Companies       Vehicles          Other Accounts
                  ----------------------   --------------   ----------------------
                               Total               Total                Total
Portfolio Manager   Number     Assets      Number  Assets   Number      Assets
-----------------   ------  ------------   ------  ------   ------  --------------
Gary R. Rodmaker       11   $827,920,489     NA      NA       8      NA
Michael J. Schultz      3   $151,331,282     NA      NA       3      NA
D. Scott Keller         2   $123,357,297     NA      NA       5      NA

As of September 30, 2006, none of these accounts had advisory fee arrangements based on the performance of the account.

Compensation
Portfolio management compensation consists of: benefits that are available generally to all salaried employees based on their level; a fixed base salary based on industry market compensation surveys; short-term incentive compensation based on various criteria, including adviser annual profitability compared to its budget and assets under management, personal performance criteria and specific client performance measures (such as pre-tax total return, peer rankings, etc); and a long-term incentive compensation plan based on the performance of the Adviser and its parent.

Conflicts of Interest
From time to time, potential conflicts of interest may arise between the management of the investments of the Fund on the one hand, and the management of other registered investment companies and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of day-to-day management of the Fund. Because of their positions with the Fund, the management team knows the size, timing and possible market impact of the Fund's trades. It is theoretically possible that they could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Ownership of Fund Shares
Since these are new Portfolios, no shares are outstanding as of September 30, 2006.

THE LIFESTYLE ETF MARKET STRATEGY TARGET PORTFOLIO, THE LIFESTYLE ETF MARKET STRATEGY CONSERVATIVE PORTFOLIO, THE LIFESTYLE ETF MARKET STRATEGY AGGRESSIVE PORTFOLIO, AND THE NATURAL RESOURCES PORTFOLIO

Steven R. Sutermeister, Gary R. Rodmaker, James R. McGlynn, Michael J. Schultz and D. Scott Keller are primarily responsible for the day-to-day management of the Lifestyle ETF Market Strategy Target Portfolio, the Lifestyle ETF Market Strategy Conservative Portfolio, the Lifestyle ETF Market Strategy Aggressive Portfolio, and the Natural Resources Portfolio.

Other Accounts Managed
Mr. Sutermeister, Mr. Rodmaker, Mr. McGlynn, Mr. Schultz and Mr. Keller also are primarily responsible for the day-to-day management of other registered investment companies and other accounts, as indicated below. The following tables identify, as of September 30, 2006(i) the number of, and total assets of, other registered investment companies (other than the Portfolios), pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

                                              Other Pooled
                       Other Registered        Investment
                     Investment Companies       Vehicles          Other Accounts
                    ----------------------   --------------   ----------------------
                                 Total               Total                Total
Portfolio Manager     Number     Assets      Number  Assets   Number      Assets
-----------------     ------  ------------   ------  ------   ------  --------------
Steven R. Sutermeister   0    $          0     NA      NA       0     $            0
Gary R. Rodmaker        11    $827,920,489     NA      NA       8     $3,058,941,313
James R. McGlynn         2    $140,484,868     NA      NA       2     $   24,267,606
Michael J. Schultz       3    $151,331,282     NA      NA       3     $1,373,667,547
D. Scott Keller          2    $123,357,297     NA      NA       5     $2,576,155,221

As of September 30, 2006, none of these accounts had advisory fee arrangements based on the performance of the account.

Compensation
Portfolio management compensation consists of: benefits that are available generally to all salaried employees based on their level; a fixed base salary based on industry market compensation surveys; short-term incentive compensation based on various criteria, including adviser annual profitability compared to its budget and assets under management, personal performance criteria and specific client performance measures (such as pre-tax total return, peer rankings, etc); and a long-term incentive compensation plan based on the performance of the Adviser and its parent.

Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund on the one hand, and the management of other registered investment companies and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Ownership of Fund Shares
Since these are new Portfolios, no shares are outstanding as of September 30, 2006.

                 DETERMINATION OF NET ASSET VALUE

The per share NAV of each Portfolio is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The offering price for a share of each Portfolio is its NAV per share. As described in the Prospectus, the NAV of shares of each Portfolio is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern
Time), on days during which there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the portfolio securities of the Portfolio will not materially affect the current net asset value of the shares of a Portfolio.

Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, will be valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Alternatively, NASDAQ listed securities may be valued on the basis of the NASDAQ Official Closing Price. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith adopted in accordance with procedures by the Board of Directors.

Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Generally, trading in foreign securities traded on equity markets outside the U.S., corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund's shares generally are determined at such time. Foreign currency exchange rates are determined at the close of the NYSE. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund's NAV is materially affected by such changes in the value of the securities, then these securities may be valued at their fair value as determined in good faith by or under the supervision of the Board. These procedures provide for using FT Interactive Data's (IDC) Fair Value Information Service. When Fund management determines that a significant event has occurred requiring the consideration of fair valuation procedures on affected foreign securities, the Fund Accountant will adjust each security's local market closing price using IDC's "Evaluated Adjustment Factor" whenever their model indicates within the statistical confidence factor stated in the Funds' policy that the adjusted value is more indicative of fair value than the local closing price.

               PURCHASE AND REDEMPTION OF SHARES

The Fund offers shares of the Summit Pinnacle Series of Portfolios, at net asset value and without sales charge, only to separate accounts of The Union Central Life Insurance Company and separate accounts of other affiliated or unaffiliated life insurance companies. It is possible that at some later date the Fund may offer shares to other investors, consistent with applicable securities and tax regulations.

The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                              TAXES

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in the Fund by the separate accounts of insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the "Treasury Regulations") and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Fund.

Each Portfolio of the Fund will be treated as a separate entity for federal income tax purposes. Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Code. If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Portfolio will be relieved from federal income tax on the amounts distributed.

In order to qualify as a regulated investment company, in each taxable year each Portfolio must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of stocks or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains), net income derived from an interest in a qualified publicly traded partnership, or other income (including, but not limited to, gains from options, futures, or forward contracts which are ancillary to the Portfolio's principal business of investing in stocks or securities or options and futures with respect to stocks or securities) derived with regard to its investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), of two or more issuer's which the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

As a regulated investment company, a Portfolio generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Portfolio's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Portfolio intends to distribute all or substantially all of such income.

Amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible four percent (4%) excise tax. To avoid the tax, a Portfolio must distribute during each calendar year, (1) at least ninety-eight percent (98%) of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least ninety-eight percent (98%) of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. These excise tax provisions do not generally apply to a regulated investment company, like the Portfolios, all of whose shareholders are the segregated asset accounts of life insurance companies funding variable contracts. (For this purpose, any shares of a Portfolio attributable to an investment in the Portfolio not exceeding $250,000 made in connection with the organization of the Portfolio will not be taken into account.) Accordingly, if this condition regarding the ownership of shares of a Portfolio is met, the excise tax will be inapplicable to the Portfolio.

Interests in a Portfolio will be held by insurance company separate accounts that are subject to the requirements of section 817(h) of the Code and the Treasury Regulations thereunder, which impose certain investment diversification requirements (the "Diversification Rules") with respect to assets held in such separate accounts. These rules apply to the investments made by separate accounts or their subaccounts (such accounts or subaccounts are referred to as "segregated asset accounts") that are used to fund benefits under variable life insurance and annuity contracts. Each Portfolio intends to comply with the Diversification Rules.

The Diversification Rules generally require that on the last day of each quarter of a calendar year (or generally within 30 days thereafter) no more than 55% of the value of a Portfolio's assets can be represented by any one investment; no more than 70% can be represented by any two investments; no more than 80% can be represented by any three investments; and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Failure by a Portfolio to both qualify as a regulated investment company and to satisfy the Diversification Rules would generally cause the variable contracts to lose their favorable tax status and require a contract owner to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable Diversification Rules may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract owners would have incurred if they were treated as receiving the income on the contract for the period during which the Diversification Rules were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject it to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of "investor control" the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, the Fund believes that the design of the contracts and the relationship between the contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as it deem necessary or appropriate to reduce the risk that a contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning a Portfolio must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the Fund and other variable contracts.

For information concerning the federal income tax consequences to the owners of a variable contract or policy, such owners should consult the prospectuses for their particular contract or policy.

The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service.

        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

The Northern Trust Company, 50 South LaSalle St., Chicago, Illinois 60675, acts as Custodian of the Fund's assets. U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, 1-888-259-7565, is the Fund's
bookkeeping, transfer and dividend disbursing agent.

               PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is primarily responsible for the investment decisions of each Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Portfolio securities transactions of each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads.

While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

                       GENERAL INFORMATION

Capital Stock
The Fund is a mutual fund. Its Board of Directors is responsible for supervising its business affairs and investments, which are managed on a daily basis by the Adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The authorized capital stock of the Fund consists of 1,010,000,000 shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes:

Fund                                              Authorized Capital Stock
Summit Pinnacle Series
Zenith Portfolio                                      40,000,000 shares
Bond Portfolio                                        30,000,000 shares
Capital Portfolio*                                    30,000,000 shares
S&P 500 Index Portfolio                               30,000,000 shares
Micro-Cap Portfolio*                                  20,000,000 shares
S&P MidCap 400 Index Portfolio                        20,000,000 shares
Balanced Index Portfolio                              20,000,000 shares
Lehman Aggregate Bond Index Portfolio                 20,000,000 shares
Russell 2000 Small Cap Index Portfolio                20,000,000 shares
Nasdaq - 100 Index Portfolio                          20,000,000 shares
EAFE International Index Portfolio                    20,000,000 shares
Russell 2000 Small Cap Index Portfolio Class F        20,000,000 shares
Inflation Protected Plus Portfolio                    20,000,000 shares
Lifestyle ETF Market Strategy Target Portfolio        20,000,000 shares
Lifestyle ETF Market Strategy Conservative Portfolio  20,000,000 shares
Lifestyle ETF Market Strategy Aggressive Portfolio    20,000,000 shares
Natural Resourses Portfolio                           20,000,000 shares

Summit Apex Series
Money Market Fund                                    200,000,000 shares
S&P 500 Index Fund*                                   20,000,000 shares
S&P MidCap 400 Index Fund*                            20,000,000 shares
Russell 2000 Small Cap Index Fund*                    20,000,000 shares
Balanced Index Fund*                                  20,000,000 shares
Nasdaq-100 Index Fund                                 20,000,000 shares
Lehman Aggregate Bond Index Fund*                     20,000,000 shares
Micro-Cap Fund*                                       20,000,000 shares
Bond Fund                                             20,000,000 shares
Everest Fund                                          20,000,000 shares
Total Stakeholder Impact Fund*                        20,000,000 shares
Short-term Government Fund                            20,000,000 shares
High Yield Bond Fund                                  20,000,000 shares
Emerging Markets Bond Fund*                           20,000,000 shares
EAFE International Index Fund*                        20,000,000 shares
Nasdaq-100 Index Fund Class F                         20,000,000 shares
Total Stakeholder Impact Fund Class F*                20,000,000 shares
Everest Fund Class F                                  20,000,000 shares
Nasdaq-100 Index Fund Class A                         20,000,000 shares
Total Stakeholder Impact Fund Class A*                20,000,000 shares
Everest Fund Class A                                  20,000,000 shares
Large Cap Growth Fund Class A                         20,000,000 shares

* No longer offered to shareholders.

The Board of Directors may change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

Voting Rights
In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Portfolio shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

Matters requiring separate shareholder voting by Portfolio shall have been effectively acted upon with respect to any Portfolio if the shareholders of that Portfolio vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by the shareholders of any other Portfolio; or
(2) the matter has not been approved by the shareholders of the Fund.

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Funds' articles of incorporation whereby the Board is permitted, without further shareholder approval, to effect, from time to time, a stock split or reverse stock split for any or all of the Portfolios that could affect relative voting power of shares in matters requiring a company-wide vote. On November 9, 2001, the Board of Directors authorized a 1-for-5 reverse stock split for all of the Funds and Portfolios except the Money Market Fund. The effective date of the reverse stock split was February 19, 2002.

It is anticipated that Union Central will have voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Portfolio's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all such Contract Owners would receive advance notice and have the right to give voting instructions before any such changes could be made.

Additional Information
This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

                         FINANCIAL STATEMENTS

Since these are new Portfolios, there are no financial statements.

                APPENDIX A:  PROXY VOTING PROCEDURES

                     SUMMIT MUTUAL FUNDS, INC.
                      PROXY VOTING GUIDELINES
                         (REVISED 2/27/06)

Summit will vote each proxy based on our duty to act on behalf of our client's best interests and to comply with SEC rules governing proxy voting and documenting and reporting. Any material conflicts between the interests of the Adviser and those of the Funds' shareholders will be resolved to protect the shareholders' interest. Potential material conflicts should be reported to the Funds' officers as Portfolio Managers become aware of them. The officers will resolve these conflicts (consulting with the Chair of the Audit Committee of the Board of Directors as necessary) and report them to the Directors. The following general guidelines, approved by the Fund's Board of Directors will be used to judge the appropriateness of individual proposals.

Passively Managed Funds and Accounts*
In most circumstances, proxies will be voted FOR management's recommended position on each proposal*. If voted otherwise, the circumstance will be explained and documented; and the decision process will follow the same general guidelines as those applicable to Actively Managed Funds.

*Management normally engages the custodian or ISS to vote proxies in the passive funds.

Actively Managed Funds
Proxies will be normally voted under the general guidelines listed below. Individual cases will be considered in unusual circumstances.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

Summit will typically vote AGAINST the following:
     o Supermajority provisions specifying more than two-thirds of voting shares.
     o  Efforts to make takeover activities more difficult.
     o Fair price provisions entrenching management to the disadvantage of shareholders.
     o  Stock authorizations if used as an anti-takeover device.
     o  Reincorporation if used strictly as an anti-takeover device.
     o  Two-tier voting plans adopted for defensive purposes.
     o  Greenmail payments.

Summit will typically vote FOR the following:
     o Stock authorizations if used for additional financing activity with a specific business purpose.
     o  Efforts to make takeover activity easier.
     o  Redeeming or submitting poison pills to shareholder vote.
     o Seeking shareholder approval for issuing a large block of stock to one investor.

CORPORATE GOVERNANCE, DIRECTORS, EXECUTIVES AND COMPENSATION Summit will typically vote AGAINST the following:
     o  Stock option plans diluting ownership by more than 10%.
     o  Issuance of discounted options.
     o  Provisions to re-price options.
     o  Excessive Directors' stock option plans.
     o Authority granted to the Board to amend the plan without prior shareholder approval.
     o Requiring outside directors to own a specified number of shares.
     o  Excessive "golden parachute" proposals.

Summit will typically vote FOR the following:
     o  Requiring a majority of independent Directors.
     o Formation of an executive compensation committee that is composed entirely of Independent Directors.
     o  Election of proposed directors.
     o Re-Election of current auditors; a change in auditors will be more closely analyzed.

DOCUMENTATION & REPORTING
Management will review and ask for approval of the Policy with Summit Funds' Board at least annually. The Policy statement will be included in Statements of Additional Information, posted on the Funds' website and available upon request.

Summit will compile and maintain records of votes as necessary to comply with governing regulations, including the annual filing of Form N-PX with the SEC. Summit plans to post proxy voting records on the Funds' website.

Votes that are inconsistent with client's written policies and procedures will be reported and explained at our quarterly client meetings.

Proxy voting information is available on the Fund's website at www.summitfunds.com.